UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21977

                              Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

                          Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                     Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: #800-983-0903

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

May 31, 2018

ENY	Invesco Canadian Energy Income ETF
TAO	Invesco China Real Estate ETF
HAO	Invesco China Small Cap ETF
FRN	Invesco Frontier Markets ETF
CUT	Invesco MSCI Global Timber ETF
LVL	Invesco S&P Global Dividend Opportunities Index ETF
SEA	Invesco Shipping ETF
HGI	Invesco Zacks International Multi-Asset Income ETF

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

2

The Market Environment

International Equity

Global equity markets delivered positive returns over the fiscal year ended May 31, 2018. That positive performance was despite significant turbulence in late January and early February 2018, during which time stocks were whipsawed—first by concerns about accelerated U.S. Federal Reserve (the “Fed”) tightening and then by fears of a brewing trade war. The fiscal year saw continued global economic growth despite rising risks from geopolitics and tighter monetary policy. In Europe, economic growth remained positive, with improving employment, industrial production and consumption trends in many countries. The political environment in Germany improved, with Chancellor Angela Merkel finally securing a coalition government in order to continue her leadership. French President Emmanuel Macron continued his efforts at labor reform, boosting business confidence and business spending. The European Central Bank remained supportive of European equities, maintaining a dovish tone throughout the fiscal year.

Economic growth in emerging markets remained strong during the fiscal year. While industrial production in emerging markets improved after weakness in the fourth quarter of 2017, consumer spending moderated. Latin America produced mixed results, while India continued its economic reforms. Chinese growth appeared to stabilize. President Xi Jinping was able to consolidate power in early 2018, with China abolishing term limits. At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms—but non-U.S. equity markets were trading at a material discount to those of the U.S. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-U.S. developed markets.

3

ENY	Manager’s Analysis
Invesco Canadian Energy Income ETF (ENY)

Welcome to Invesco! Effective after the close of business on May 18, 2018, Guggenheim Canadian Energy Income ETF (the “Predecessor Fund”) was reorganized into Invesco Canadian Energy Income ETF (formerly known as PowerShares Canadian Energy Income Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Canadian Energy Income ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P/TSX High Income Energy Index (the “High Income Energy Index” or the “Index”). The High Income Energy Index is a rules-based index (i.e., an index based on specified criteria) comprised of Canadian equity securities considered by S&P Dow Jones Indices LLC (“Index Provider”) to be “high yielding” (with dividend yields generally higher than 1.5%-2.0%) in the energy sector that meet size and liquidity requirements. The securities in the Index are selected from a universe of common stocks and Canadian royalty trusts listed on the Toronto Stock Exchange (the “TSX”), that have a minimum dividend yield as described above. The Index is reconstituted and rebalanced quarterly. The Fund will invest at least 90% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 2.78%. On a net asset value (“NAV”) basis, the Fund returned 2.78%. During the same time period, the Index returned 2.95%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, partially offset by a favorable difference in the withholding tax rate experienced by the Fund for dividend income compared to that used by the Index.

During this same time period, the S&P/TSX Composite Index (the “Benchmark Index”) returned 12.19%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 250 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of stocks listed on the TSX.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark

Index during that period can be attributed to the Fund being overweight in the oil & gas exploration & production sub-industry.

For the fiscal year ended May 31, 2018, the integrated oil & gas sub-industry contributed most significantly to the Fund’s return, followed by the coal & consumable fuels and oil & gas refining & marketing sub-industries, respectively. The oil & gas storage & transportation sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Suncor Energy, Inc. (Canada), an oil, gas & consumable fuels company (portfolio average weight of 5.22%) and Canadian Natural Resources Ltd. (Canada), an oil, gas & consumable fuels company (portfolio average weight of 5.14%). Positions that detracted most significantly from the Fund’s return during this period included Peyto Exploration & Development Corp. (Canada), an oil, gas & consumable fuels company (portfolio average weight of 2.85%) and Enbridge Inc. (Canada), an oil, gas & consumable fuels company (portfolio average weight of 4.85%).

Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Oil, Gas & Consumable Fuels	91.8
Energy Equipment & Services	8.2
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of May 31, 2018
Security
Vermilion Energy, Inc.	6.2
Cenovus Energy, Inc.	6.0
Suncor Energy, Inc.	5.6
Crescent Point Energy Corp.	5.4
Canadian Natural Resources Ltd.	5.2
Cameco Corp.	5.1
Keyera Corp.	5.1
Pembina Pipeline Corp.	4.9
Inter Pipeline Ltd.	4.9
ARC Resources Ltd.	4.7
Total	53.1

4

Invesco Canadian Energy Income ETF (ENY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
Blended-S&P/TSX High Income Energy Index (Net)†,††	2.95%	(5.98)%	(16.88)%	(8.08)%	(34.38)%	(8.91)%	(60.67)%	(5.91)%	(48.58)%
S&P/TSX Composite Index	12.19%	4.02%	12.55%	3.25%	17.33%	1.19%	12.52%	4.23%	57.22%
Fund††††
NAV Return	2.78%	(5.94)%	(16.79)%	(8.14)%	(34.57)%	(9.51)%	(63.20)%	(6.56)%	(52.30)%
Market Price Return	2.78%	(6.28)%	(17.68)%	(8.14)%	(34.60)%	(9.61)%	(63.59)%	(6.62)%	(52.61)%

Predecessor Fund Inception: July 3, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.01% and the net annual operating expense ratio was indicated as 0.66%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-S&P/TSX High Income Energy Index (Net) performance is comprised of the performance of the Sustainable Canadian Energy Index, the Fund’s previous underlying index, prior to the conversion date, July 31, 2013, followed by the performance of the Index, starting from the conversion date through May 31, 2018.

††	Reflects invested dividends net of withholding taxes.

†††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

TAO	Manager’s Analysis
Invesco China Real Estate ETF (TAO)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim China Real Estate ETF (the “Predecessor Fund”) was reorganized into Invesco China Real Estate ETF (formerly known as PowerShares China Real Estate Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco China Real Estate ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “China Real Estate Index” or the “Index”). The China Real Estate Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, which are Hong Kong and Macau. The Index was created by AlphaShares, LLC (“AlphaShares” or the “Index Provider”) and is maintained by Standard & Poor’s (the “Index Administrator”). The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to the minimum capitalization requirements set forth in the Index methodology). The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 27.37%. On a net asset value (“NAV”) basis, the Fund returned 27.61%. During the same time period, the Index returned 28.71%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned 30.85%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 150 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

Relative to the Benchmark Index, the Fund was most overweight in the real estate development sub-industry and most underweight the internet software & services sub-industry during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the internet software & services sub-industry.

For the fiscal year ended May 31, 2018, the real estate development sub-industry contributed most significantly to the Fund’s return, followed by the diversified real estate activities sub-industry. The investment banking & brokerage sub-industry was the most significant detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Country Garden Holdings Co. Ltd. (China), a real estate development company (portfolio average weight of 5.68%) and China Evergrande Group (China), a real estate development company (portfolio average weight of 3.03%). Positions that detracted most significantly from the Fund’s return during this period included Hang Lung Group Ltd. (Hong Kong), a real estate operating company (portfolio average weight of 1.59%) and Hang Lung Properties Ltd. (Hong Kong), a diversified real estate activities company (portfolio average weight of 2.52%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Real Estate Development	54.2
Diversified Real Estate Activities	25.2
Real Estate Operating Companies	13.8
Retail REITs	5.1
Office REITs	0.8
Diversified REITs	0.7
Real Estate Management & Development	0.0
Other Assets Less Liabilities	0.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of May 31, 2018
Security
Country Garden Holdings Co. Ltd.	5.6
China Overseas Land & Investment Ltd.	5.0
Sun Hung Kai Properties Ltd.	4.7
CK Asset Holdings Ltd.	4.5
China Resources Land Ltd.	4.5
Link REIT	4.3
Wharf Real Estate Investment Co. Ltd.	4.1
China Evergrande Group	4.1
Henderson Land Development Co. Ltd.	4.0
New World Development Co. Ltd.	3.9
Total	44.7

6

Invesco China Real Estate ETF (TAO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
AlphaShares China Real Estate Index	28.71%	12.51%	42.41%	11.02%	68.68%	7.60%	108.00%	6.07%	85.10%
MSCI China Index (Net)†	30.85%	6.93%	22.27%	11.67%	73.68%	5.18%	65.75%	3.75%	46.89%
Fund†††
NAV Return	27.61%	11.71%	39.40%	10.43%	64.23%	6.86%	94.17%	5.26%	70.87%
Market Price Return	27.37%	11.77%	39.64%	10.89%	67.68%	6.77%	92.51%	5.28%	71.30%

Predecessor Fund Inception: December 18, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.06% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Reflects invested dividends net of withholding taxes.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

†††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

7

HAO	Manager’s Analysis
Invesco China Small Cap ETF (HAO)

Welcome to Invesco! Effective after the close of business on May 18, 2018, Guggenheim China Small Cap ETF (the “Predecessor Fund”) was reorganized into Invesco China Small Cap ETF (formerly known as PowerShares China Small Cap Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco China Small Cap ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “China Small Cap Index” or the “Index”). The China Small Cap Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. For inclusion in the Index, AlphaShares, LLC (“AlphaShares” or the “Index Provider”) defines small- capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization. The Fund will invest at least 90% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 34.61%. On a net asset value (“NAV”) basis, the Fund returned 33.51%. During the same time period, the Index returned 33.73%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period, partially offset by a positive impact as a result of the Index’s methodology which removes long term halted securities at the rebalance date at a zero valuation.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned 30.85%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 150 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

Relative to the Benchmark Index, the Fund was most overweight the real estate sector and most underweight the information technology sector during the fiscal year ended May 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark

Index during that period can be attributed to the Fund being overweight the telecommunications services sector.

For the fiscal year ended May 31, 2018, the real estate sector contributed most significantly to the Fund’s return, followed by the materials and health care sectors, respectively. The financials and information technology sectors detracted the most from performance.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Sunac China Holdings, Ltd., a real estate company (no longer held at fiscal year-end) and BeiGene Ltd. ADR, a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included China Jicheng Holdings Ltd., a consumer discretionary company (no longer held at fiscal year-end) and Sihuan Pharmaceutical Holdings Group Ltd. (China), a health care company (portfolio average weight of 0.74%).

Sector Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Industrials	17.1
Real Estate	15.9
Consumer Discretionary	15.5
Information Technology	13.9
Health Care	9.2
Materials	9.0
Financials	6.2
Consumer Staples	5.5
Utilities	4.3
Energy	2.4
Telecommunication Services	0.8
Other Assets Less Liabilities	0.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of May 31, 2018
Security
Zall Group Ltd.	1.6
China First Capital Group Ltd.	1.3
Momo, Inc., Class A ADR	1.3
Wuxi Biologics Cayman, Inc.	1.1
Yanzhou Coal Mining Co. Ltd., H-Shares	1.1
Zijin Mining Group Co. Ltd., H-Shares	1.0
51job, Inc. ADR	1.0
Kingdee International Software Group Co. Ltd.	1.0
Genscript Biotech Corp.	1.0
Tsingtao Brewery Co. Ltd., H-Shares	0.9
Total	11.3

8

Invesco China Small Cap ETF (HAO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
AlphaShares China Small Cap Index	33.73%	0.50%	1.50%	7.63%	44.41%	5.28%	67.33%	5.25%	69.67%
MSCI China Index (Net)†	30.85%	6.93%	22.27%	11.67%	73.68%	5.18%	65.75%	5.62%	75.90%
Fund†††
NAV Return	33.51%	1.25%	3.81%	8.84%	52.71%	5.31%	67.74%	5.01%	65.68%
Market Price Return	34.61%	1.46%	4.45%	9.16%	54.96%	5.15%	65.23%	5.00%	65.57%

Predecessor Fund Inception: January 30, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.90% and the net annual operating expense ratio was indicated as 0.75%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Reflects invested dividends net of withholding taxes.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

†††	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

FRN	Manager’s Analysis
Invesco Frontier Markets ETF (FRN)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim Frontier Markets ETF (the “Predecessor Fund”) was reorganized into Invesco Frontier Markets ETF (formerly known as PowerShares Frontier Markets Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Frontier Markets ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier Index (the “New Frontier Index” or the “Index”). The New Frontier Index is composed of all liquid (as determined by The Bank of New York Mellon, the Fund’s index provider (“BNY Mellon” or the “Index Provider”)) American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and equity securities of issuers in certain countries that are represented in the Index. The New Frontier Index tracks the performance of ADRs listed on a U.S. exchange, GDRs traded on the London Stock Exchange (“LSE”) and ordinary share classes of equity securities listed on exchanges in Frontier Market countries. The Index Provider categorizes countries as “Frontier Market” based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The Fund will invest at least 90% of its total assets in ADRs, GDRs and equity securities that comprise the Index or in the securities underlying such ADRs and GDRs. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 8.23%. On a net asset value (“NAV”) basis, the Fund returned 8.89%. During the same time period, the Index returned 11.63%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred, trading costs associated with portfolio rebalances during the period and negative impacts from currency repatriation, particularly in Nigera.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 14.03%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight the financials sector and most underweight the information technology sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the health care sector as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended May 31, 2018, the real estate sector contributed most significantly to the Fund’s return, followed by the materials and financials sectors, respectively. The information technology sector detracted most significantly.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Petro Vietnam Gas JSC, a utility company (portfolio average weight of 1.51%) and Vingroup JSC, a real estate company (portfolio average weight of 1.35%). Positions that detracted most significantly from the Fund’s return during this period included Oman Telecommunications Co. SAOG, a telecommunications service company (portfolio average weight of 0.86%) and YPF SA ADR, an energy company (portfolio average weight of 1.86%).

Sector Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Financials	39.7
Telecommunication Services	11.8
Materials	11.5
Industrials	10.4
Consumer Staples	8.6
Energy	6.0
Information Technology	5.1
Real Estate	4.0
Utilities	1.5
Consumer Discretionary	1.0
Other Assets Less Liabilities	0.4

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of May 31, 2018
Security
KAZ Minerals PLC	8.4
Copa Holdings SA, Class A	8.2
Safaricom PLC	5.4
National Bank of Kuwait SAK	5.3
MercadoLibre, Inc.	5.1
BankMuscat SAOG	4.5
Banca Transilvania SA	4.2
Kuwait Finance House KSC	3.4
Attijariwafa Bank	3.2
Guaranty Trust Bank PLC	2.7
Total	50.4

10

Invesco Frontier Markets ETF (FRN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
BNY Mellon New Frontier Index (Net)††	11.63%	8.55%	27.90%	1.44%	7.39%	(1.23)%	(11.63)%
MSCI Emerging Markets IndexSM (Net)††	14.03%	6.17%	19.67%	4.52%	24.76%	2.38%	26.37%
Fund†††
NAV Return	8.89%	6.28%	20.06%	(0.45)%	(2.22)%	(2.47)%	(22.08)%
Market Price Return	8.23%	5.76%	18.30%	(0.31)%	(1.53)%	(2.54)%	(22.64)%

Predecessor Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.17% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††	Reflects invested dividends net of withholding taxes.

†††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

CUT	Manager’s Analysis
Invesco MSCI Global Timber ETF (CUT)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim MSCI Global Timber ETF (the “Predecessor Fund”) was reorganized into Invesco MSCI Global Timber ETF (formerly known as PowerShares MSCI Global Timber Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco MSCI Global Timber ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MSCI ACWI IMI Timber Select Capped Index (the “Timber Index” or the “Index”). The Timber Index is designed to measure the performance of global equity securities of companies that are primarily engaged in the ownership and management of forests and timberlands and produce finished products that use timber as a raw material. These companies include companies that produce forest products, paper products and paper packaging products, and real estate investment trusts (“REITs”) that own and/or manage timberland. A “forest product” is a specific coded category within the Global Industry Classification Standard (“GICS”); companies included within that GICS Code are considered to be producers of forest products. Index constituents must be constituents of the MSCI ACWI Investable Market Index, a rules-based index developed by MSCI, Inc. (“MSCI” or the “Index Provider”) that measures equity market performance of developed and emerging markets. The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by Invesco Capital Management LLC to correspond generally to the performance of the Index as a whole.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 23.79%. On a net asset value (“NAV”) basis, the Fund returned 23.42%. During the same time period, the Index returned 23.43%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by positive impacts as a result of the Fund’s use of sampling during the period.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 11.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,644 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of stocks of developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the financial sector during the fiscal year ended May 31, 2018. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the materials sector.

For the fiscal year ended May 31, 2018, the materials sector contributed most significantly to the Fund’s return, followed by the real estate sector. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Stora Enso Oyj, Class R, a paper products company (portfolio average weight of 3.74%) and UPM-Kymmene Oyj, a paper products company (portfolio average weight of 5.02%). Positions that detracted most significantly from the Fund’s return during this period included Sappi Ltd., a paper products company (portfolio average weight of 1.63%) and Clearwater Paper Corp., a paper products company (portfolio average weight of 0.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Materials	90.1
Real Estate	8.4
Financials	0.2
Other Assets Less Liabilities	1.3

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of May 31, 2018
Security
UPM-Kymmene Oyj	5.1
Weyerhaeuser Co.	5.1
International Paper Co.	5.0
WestRock Co.	4.9
Amcor Ltd.	4.7
Stora Enso Oyj, Class R	4.3
Packaging Corp. of America	4.3
Mondi PLC	3.9
Smurfit Kappa Group PLC	3.6
Avery Dennison Corp.	3.6
Total	44.5

12

Invesco MSCI Global Timber ETF (CUT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
Blended-MSCI ACWI IMI Timber Select Capped Index (Net)†,††	23.43%	10.53%	35.02%	11.14%	69.59%	7.20%	100.47%	5.87%	82.70%
MSCI World Index (Net)††	11.57%	7.65%	24.74%	9.40%	56.73%	5.38%	68.95%	4.77%	63.55%
Fund††††
NAV Return	23.42%	10.29%	34.16%	10.62%	65.65%	6.32%	84.52%	4.78%	63.75%
Market Price Return	23.79%	10.37%	34.44%	10.74%	66.54%	6.22%	82.81%	4.79%	63.86%

Predecessor Fund Inception: November 9, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-MSCI ACWI IMI Timber Select Capped Index (Net) performance is comprised of the performance of the Beacon Global Timber Index, the Fund’s previous underlying index, prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through May 31, 2018.

††	Reflects invested dividends net of withholding taxes.

†††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

LVL	Manager’s Analysis
Invesco S&P Global Dividend Opportunities Index ETF (LVL)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim S&P Global Dividend Opportunities Index ETF (the “Predecessor Fund”) was reorganized into Invesco S&P Global Dividend Opportunities Index ETF (formerly known as PowerShares S&P Global Dividend Opportunities Index Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco S&P Global Dividend Opportunities Index ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Dividend Opportunities Index (the “Dividend Opportunities Index” or the “Index”). The Dividend Opportunities Index tracks the performance of common stocks and American depositary receipts (“ADRs”) listed on the exchanges of the countries included in the S&P Global Broad Market Index (“S&P Global BMI”). The Dividend Opportunities Index consists of common stocks and sponsored and unsponsored ADRs (which may include other investment companies, including business development companies) that offer high dividend yields chosen from a universe consisting of the stocks listed on the exchanges of those countries included in the S&P Global BMI. The McGraw-Hill Companies, Inc. is the Fund’s index provider. The Fund will invest at least 90% of its total assets in common stocks and ADRs that comprise the Index and depositary receipts and shares representing common stocks that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 3.17%. On a net asset value (“NAV”) basis, the Fund returned 3.07%. During the same time period, the Index returned 3.48%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period, partially offset by a favorable difference in the withholding tax rate experienced by the Fund for dividend income compared to that used by the Index.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 11.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,640 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of stocks of developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight the consumer staples sector and most underweight the information technology sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the energy sector.

For the fiscal year ended May 31, 2018, the financials sector contributed most significantly to the Fund’s return, followed by the real estate and telecommunications services sectors, respectively. The information technology and consumer discretionary sectors were the most significant detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Fraport AG, an industrials company (no longer held at fiscal year-end) and Hikari Tsushin, Inc., a consumer discretionary company (portfolio average weight of 1.01%). Positions that detracted most significantly from the Fund’s return during this period included Sun Life Financial, Inc., a financials company (portfolio average weight of 1.50%) and Spark New Zealand Ltd., a telecommunications services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Financials	21.4
Consumer Staples	14.1
Consumer Discretionary	10.0
Industrials	9.6
Utilities	9.0
Real Estate	8.3
Health Care	8.1
Telecommunication Services	7.0
Information Technology	6.7
Energy	2.9
Materials	2.8
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of May 31, 2018
Security
Apollo Commercial Real Estate Finance, Inc.	3.0
Enagas SA	2.9
BCE, Inc.	2.2
Swiss RE AG	2.1
Owens & Minor, Inc.	2.1
Verizon Communications, Inc.	2.0
WPP PLC	2.0
Ultra Electronics Holdings PLC	2.0
Helvetia Holding AG	1.9
Pfizer, Inc.	1.8
Total	22.0

14

Invesco S&P Global Dividend Opportunities Index ETF (LVL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of May 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index	1 Year							Average Annualized	Cumulative
Blended-S&P Global Dividend Opportunities Index (Net)†,††	3.48%	2.03%	6.22%	1.58%	8.16%	(0.49)%	(4.76)%	(2.68)%	(25.73)%
MSCI World Index (Net)††	11.57%	7.65%	24.74%	9.40%	56.73%	5.38%	68.95%	4.68%	64.94%
Fund††††
NAV Return	3.07%	1.93%	5.90%	1.55%	8.01%	(0.28)%	(2.78)%	(1.94)%	(19.29)%
Market Price Return	3.17%	1.90%	5.82%	1.60%	8.25%	(0.30)%	(2.99)%	(1.96)%	(19.41)%

Predecessor Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.80% and the net annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-S&P Global Dividend Opportunities Index (Net) performance is comprised of the performance of the Benchmarks By Design High Income Index, the Fund’s previous underlying index, prior to the conversion date, September 30, 2008, followed by the performance of the Index, starting from the conversion date through May 31, 2018.

††	Reflects invested dividends net of withholding taxes.

†††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

SEA	Manager’s Analysis
Invesco Shipping ETF (SEA)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim Shipping ETF (the “Predecessor Fund”) was reorganized into Invesco Shipping ETF (formerly known as PowerShares Shipping Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Shipping ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Global Shipping Index” or the “Index”). The Global Shipping Index is designed to measure the performance of high dividend-paying companies in the shipping industry. CME Group Index Services LLC (“CME Indexes” or the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Global Shipping Index constituents are weighted based on their float-adjusted market capitalization. The Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks in respect of the ADRs and GDRs in the Index. The depositary receipts included in the Index may be sponsored or unsponsored. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 0.40%. On a net asset value (“NAV”) basis, the Fund returned 0.58%. During the same time period, the Index returned (0.15)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the security lending program in which the Fund participates partially offset by the fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 11.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,640 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of stocks of developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight the oil & gas storage & transportation sub-industry and most underweight the diversified banks sub-industry during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the oil & gas refining sub-industry.

For the fiscal year ended May 31, 2018, the oil & gas storage & transportation sector contributed most significantly to the Fund’s return, followed by the construction machinery & heavy trucks sector. The marine sub-industry was the most significant detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Golar LNG Ltd., a marine company (portfolio average weight of 2.93%) and Seaspan Corp., a diversified banks company (portfolio average weight of 0.93%). Positions that detracted most significantly from the Fund’s return during this period included AP Moller – Maersk A/S, Class B, a diversified banks company (portfolio average weight of 19.13%) and Nordic American Tankers Ltd., a marine company (portfolio average weight of 2.43%).

Sector Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Energy	51.6
Industrials	48.3
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of May 31, 2018
Security
AP Moller—Maersk A/S, Class B	18.0
Mitsui OSK Lines Ltd.	7.0
Golar LNG Ltd.	5.8
COSCO SHIPPING Ports Ltd.	4.7
Matson, Inc.	4.6
Sembcorp Marine Ltd.	4.1
Euronav NV	4.1
Seaspan Corp.	3.9
GasLog Partners LP	3.7
Ship Finance International Ltd.	3.4
Total	59.3

16

Invesco Shipping ETF (SEA) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of May 31, 2018

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dow Jones Global Shipping IndexSM††	(0.15)%	(12.57)%	(33.17)%	(4.61)%	(21.00)%	(6.76)%	(42.73)%
MSCI World Index (Net)†††	11.57%	7.65%	24.74%	9.40%	56.73%	10.88%	127.82%
Fund††††
NAV Return	0.58%	(11.60)%	(30.93)%	(3.91)%	(18.06)%	(6.08)%	(39.35)%
Market Price Return	0.40%	(11.62)%	(30.96)%	(3.88)%	(17.93)%	(6.12)%	(39.54)%

Predecessor Fund Inception: June 11, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.65% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

††	The Blended-Dow Jones Global Shipping IndexSM performance is comprised of the performance of the Delta Global Shipping Index, the Fund’s previous underlying index, prior to the conversion date, July 27, 2011, followed by the performance of the Index, starting from the conversion date through May 31, 2018.

†††	Reflects invested dividends net of withholding taxes.

††††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

17

HGI	Manager’s Analysis
Invesco Zacks International Multi-Asset Income ETF (HGI)

Welcome to Invesco! Effective after the close of business on April 6, 2018, Guggenheim International Multi-Asset Income ETF (the “Predecessor Fund”) was reorganized into Invesco Zacks International Multi-Asset Income ETF (formerly known as PowerShares Zacks International Multi-Asset Income Portfolio), a newly created exchange-traded fund in Invesco’s family of ETFs, in a tax-free transaction. The ticker symbol and underlying index did not change. Performance information set forth below refers to both the performance of the Predecessor Fund and the Fund.

As an index fund, the Invesco Zacks International Multi-Asset Income ETF (the “Fund”) is passively managed and seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks International Multi-Asset Income Index (the “Multi-Asset Income Index” or the “Index”). The Multi-Asset Income Index is comprised of stocks selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), Canadian royalty trusts, American depositary receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”). Zacks seeks to identify companies with potentially high income and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and market capitalization. The Fund will invest at least 90% of its total assets in securities that comprise the Index (and underlying securities representing the ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended May 31, 2018, on a market price basis, the Fund returned 4.71%. On a net asset value (“NAV”) basis, the Fund returned 4.82%. During the same time period, the Index returned 5.24%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period, partially offset by a favorable difference in the withholding tax rate experienced by the Fund for dividend income compared to that used by the Index.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 7.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the market place, and because its performance comparison is a useful measure for investors as a broad representation of the developed equity market excluding the U.S. and Canada.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight the energy sector and most underweight the health care sector during the fiscal year ended May 31, 2018. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the financials sector.

For the fiscal year ended May 31, 2018, the energy sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. The materials and information technology sectors were the most significant detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended May 31, 2018, included Anadarko Petroleum Corp., an energy company (no longer held at fiscal year-end) and Braskem SA ADR, a materials company (portfolio average weight of 0.92%). Positions that detracted most significantly from the Fund’s return during this period included Qiwi PLC ADR, an information technology company (portfolio average weight of 0.75%) and Companhia Paranaense de Energia ADR, a utilities company (portfolio average weight of 0.70%).

Sector Breakdown (% of the Fund’s Net Assets) as of May 31, 2018
Energy	16.7
Financials	11.4
Consumer Discretionary	11.0
Closed-End Funds	9.9
Telecommunication Services	9.5
Industrials	9.3
Materials	8.6
Utilities	8.1
Information Technology	6.8
Consumer Staples	4.1
Real Estate	2.9
Health Care	1.6
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of May 31, 2018
Security
Huaneng Power International, Inc., H-Shares ADR	1.6
Devon Energy Corp.	1.5
South32 Ltd.	1.5
Babcock International Group PLC	1.5
Murphy Oil Corp.	1.4
Noble Energy, Inc.	1.4
Range Resources Corp.	1.3
Apache Corp.	1.3
EOG Resources, Inc.	1.3
Canadian Natural Resources Ltd.	1.2
Total	14.0

18

Invesco Zacks International Multi-Asset Income ETF (HGI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of May 31, 2018

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index	1 Year							Average Annualized	Cumulative
Zacks International Multi-Asset Income Index	5.24%	2.57%	7.89%	3.60%	19.33%	1.47%	15.69%	0.97%	11.12%
MSCI EAFE® Index (Net)†	7.97%	4.33%	13.55%	5.93%	33.40%	2.10%	23.04%	1.51%	17.68%
Fund†††
NAV Return	4.82%	2.38%	7.32%	3.45%	18.46%	1.22%	12.85%	0.64%	7.19%
Market Price Return	4.71%	2.41%	7.41%	3.49%	18.73%	0.79%	8.23%	0.62%	6.91%

Predecessor Fund Inception: July 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through December 31, 2020. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.74%, including acquired fund fees and expenses of 0.15%, and the net annual operating expense ratio was indicated as 0.85%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Reflects invested dividends net of withholding taxes.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Predecessor Fund.

†††	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

19

Schedule of Investments(a)

Invesco Canadian Energy Income ETF (ENY)

May 31, 2018

Number of Shares		Value
	Common Stocks—100.0%
	Energy Equipment & Services—8.2%
25,127	Enerflex Ltd. (Canada)	$284,160
36,552	Ensign Energy Services, Inc. (Canada)	165,403
29,416	Mullen Group Ltd. (Canada)	339,694
21,003	Pason Systems, Inc. (Canada)	325,763
46,358	Secure Energy Services, Inc. (Canada)	280,893
19,848	ShawCor Ltd. (Canada)	395,216

		1,791,129

	Oil, Gas & Consumable Fuels—91.8%
49,964	AltaGas Ltd. (Canada)	980,253
100,392	ARC Resources Ltd. (Canada)	1,033,948
62,607	Birchcliff Energy Ltd. (Canada)	220,563
109,159	Cameco Corp. (Canada)	1,128,448
33,032	Canadian Natural Resources Ltd. (Canada)	1,143,082
124,890	Cenovus Energy, Inc. (Canada)	1,317,064
147,090	Crescent Point Energy Corp. (Canada)	1,183,796
39,437	Enbridge Income Fund Holdings, Inc. (Canada)	862,494
31,200	Enbridge, Inc. (Canada)	969,047
26,160	Freehold Royalties Ltd. (Canada)	246,233
40,640	Gibson Energy, Inc. (Canada)	557,657
57,285	Inter Pipeline Ltd. (Canada)	1,081,491
39,538	Keyera Corp. (Canada)	1,107,930
29,334	Kinder Morgan Canada Ltd. (Canada)(b)	360,004
37,293	Parkland Fuel Corp. (Canada)	909,038
31,132	Pembina Pipeline Corp. (Canada)	1,082,372
46,789	Peyto Exploration & Development Corp. (Canada)	381,973
46,071	PrairieSky Royalty Ltd. (Canada)	949,335
30,663	Suncor Energy, Inc. (Canada)	1,220,658
40,061	TORC Oil & Gas Ltd. (Canada)	239,958
22,949	TransCanada Corp. (Canada)	960,277
38,602	Vermilion Energy, Inc. (Canada)	1,352,498
118,600	Whitecap Resources, Inc. (Canada)	858,506

		20,146,625

	Total Investments in Securities (Cost $26,246,326)—100.0%	21,937,754
	Other assets less liabilities—0.0%	945

	Net Assets—100.0%	$21,938,699

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at May 31, 2018 represented 1.64% of the Fund’s Net Assets.

This Fund has holdings greater than 10% of net assets in the following country:

Canada	100.0%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Schedule of Investments(a)

Invesco China Real Estate ETF (TAO)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Diversified Real Estate Activities—25.2%
178,100	Chinese Estates Holdings Ltd. (Hong Kong)	$266,555
89,806	Great Eagle Holdings Ltd. (Hong Kong)	457,951
758,944	Hang Lung Properties Ltd. (Hong Kong)	1,722,201
509,223	Henderson Land Development Co. Ltd. (Hong Kong)	3,349,746
1,328,798	Joy City Property Ltd. (China)	203,280
222,694	Kerry Properties Ltd. (Hong Kong)	1,190,953
2,119,191	New World Development Co. Ltd. (Hong Kong)	3,252,750
1,178,267	Shenzhen Investment Ltd. (China)	500,198
242,302	Sun Hung Kai Properties Ltd. (Hong Kong)	3,910,613
183,339	Swire Pacific Ltd., Class A (Hong Kong)	1,890,852
346,156	Swire Pacific Ltd., Class B (Hong Kong)	591,331
444,435	Wharf Holdings Ltd. (The) (Hong Kong)	1,436,284
298,310	Wheelock & Co. Ltd. (Hong Kong)	2,247,550

		21,020,264

	Diversified REITs—0.7%
379,930	Sunlight Real Estate Investment Trust REIT (Hong Kong)	269,782
427,372	Yuexiu Real Estate Investment Trust REIT (Hong Kong)	299,111

		568,893

	Office REITs—0.8%
761,597	Champion REIT (Hong Kong)	532,059
444,342	Prosperity REIT (Hong Kong)	184,100

		716,159

	Real Estate Development—54.2%
543,089	Agile Group Holdings Ltd. (China)	1,035,754
3,365,019	Carnival Group International Holdings Ltd. (Hong Kong)(b)	148,000
480,361	China Aoyuan Property Group Ltd. (China)	391,924
1,157,516	China Evergrande Group (China)(b)	3,393,977
1,692,287	China Jinmao Holdings Group Ltd. (China)	966,510
498,551	China Overseas Grand Oceans Group Ltd. (China)	216,730
1,236,081	China Overseas Land & Investment Ltd. (China)	4,136,474
1,013,344	China Resources Land Ltd. (China)	3,720,519
614,630	China SCE Property Holdings Ltd. (China)	324,391
1,226,668	China South City Holdings Ltd. (China)	259,591
492,801	China Vanke Co. Ltd., H-Shares (China)	1,762,214
1,310,210	CIFI Holdings Group Co. Ltd. (China)	1,013,873
450,872	CK Asset Holdings Ltd. (Hong Kong)	3,764,859
2,386,691	Country Garden Holdings Co. Ltd. (China)	4,679,577
2,586,806	Fullshare Holdings Ltd. (Hong Kong)	1,220,168
599,728	Future Land Development Holdings Ltd. (China)	470,201
242,875	Greentown China Holdings Ltd. (China)	365,358
380,231	Guangzhou R&F Properties Co. Ltd., H-Shares (China)	891,907
249,434	Hopson Development Holdings Ltd. (China)	239,444
412,497	Jiayuan International Group Ltd. (China)(b)	790,902
491,289	K Wah International Holdings Ltd. (Hong Kong)	328,814
886,456	Kaisa Group Holdings Ltd. (China)(b)	481,416
520,047	KWG Property Holding Ltd. (China)	717,338
473,728	Logan Property Holdings Co. Ltd. (China)	712,632
531,895	Longfor Properties Co. Ltd. (China)	1,593,485
724,816	Poly Property Group Co. Ltd. (China)(b)	349,280
522,728	Powerlong Real Estate Holdings Ltd. (China)	314,537
178,864	Ronshine China Holdings Ltd. (China)(b)(d)	263,138

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate Development (continued)
405,880	Shimao Property Holdings Ltd. (China)	$1,200,438
1,295,112	Shui On Land Ltd. (China)	363,232
1,161,859	Sino Land Co. Ltd. (Hong Kong)	2,011,441
1,136,729	Sino-Ocean Group Holding Ltd. (China)	768,045
807,462	Sunac China Holdings Ltd. (China)	3,072,703
212,364	Times China Holdings Ltd. (China)	343,826
1,421,298	Wang On Properties Ltd. (Hong Kong)	208,371
230,899	Yanlord Land Group Ltd. (China)	291,764
2,316,388	Yuexiu Property Co. Ltd. (China)	522,683
594,592	Yuzhou Properties Co. Ltd. (China)	418,420
1,133,077	Zall Group Ltd. (China)(b)	1,398,263

		45,152,199

	Real Estate Management & Development—0.0%
76,080	Asian Growth Properties Ltd. (Hong Kong)(c)	0

	Real Estate Operating Companies—13.8%
595,950	China Logistics Property Holdings Co. Ltd. (China)(b)(d)	214,246
321,803	Hang Lung Group Ltd. (Hong Kong)	996,898
440,829	Hongkong Land Holdings Ltd. (Hong Kong)	3,200,419
191,848	Hysan Development Co. Ltd. (Hong Kong)	1,109,146
377,031	Red Star Macalline Group Corp. Ltd., H-Shares (China)(d)	511,414
6,078,425	Renhe Commercial Holdings Co. Ltd. (China)(b)	128,633
699,448	SOHO China Ltd. (China)	365,589
394,419	Swire Properties Ltd. (Hong Kong)	1,546,169
444,114	Wharf Real Estate Investment Co. Ltd. (Hong Kong)	3,428,173

		11,500,687

	Retail REITs—5.1%
516,370	Fortune Real Estate Investment Trust REIT (Hong Kong)	624,056
408,794	Link REIT (Hong Kong)	3,616,746

		4,240,802

	Total Investments in Securities (Cost $70,289,195)—99.8%	83,199,004
	Other assets less liabilities—0.2%	145,246

	Net Assets—100.0%	$83,344,250

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $988,798, which represented 1.19% of the Fund’s Net Assets.

This Fund has holdings greater than 10% of net assets in the following countries:

Hong Kong	52.5%
China	47.3%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Schedule of Investments(a)

Invesco China Small Cap ETF (HAO)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Consumer Discretionary—15.5%
246,772	361 Degrees International Ltd. (China)	$77,705
11,269	500.com Ltd., Class A ADR (China)(b)	215,238
254,538	Ajisen China Holdings Ltd. (Hong Kong)	103,514
1,628,689	Asia Television Holdings Ltd. (Hong Kong)(b)	56,060
727,983	Baic Motor Corp. Ltd., H-Shares (China)(c)	707,181
129,342	Best Pacific International Holdings Ltd. (China)(c)	49,467
1,503,811	Bosideng International Holdings Ltd. (Hong Kong)	168,706
11,210	Bright Scholar Education Holdings Ltd. ADR (China)(b)	200,435
446,801	C.Banner International Holdings Ltd. (China)(b)	132,716
205,503	Chaowei Power Holdings Ltd. (China)	119,464
205,520	China Animation Characters Co. Ltd. (Hong Kong)(c)	71,789
1,543,527	China Beidahuang Industry Group Holdings Ltd. (Hong Kong)(b)	59,032
8,154	China Distance Education Holdings Ltd. ADR (China)	62,460
1,386,075	China Dongxiang Group Co. Ltd. (China)	263,286
1,242,695	China First Capital Group Ltd. (Hong Kong)(b)	1,245,206
305,266	China Harmony New Energy Auto Holding Ltd. (China)(b)	157,222
192,840	China Lilang Ltd. (China)	290,090
282,232	China Maple Leaf Educational Systems Ltd. (China)	537,540
184,405	China New Higher Education Group Ltd. (China)(c)	185,718
900,695	China Travel International Investment Hong Kong Ltd. (China)	399,587
960,928	China Vanguard You Champion Holdings Ltd. (Hong Kong)(b)	88,202
310,947	China Yongda Automobiles Services Holdings Ltd. (China)	372,225
458,649	China Yuhua Education Corp. Ltd. (China)(c)	336,204
462,050	China ZhengTong Auto Services Holdings Ltd. (China)	398,778
468,951	Citychamp Watch & Jewellery Group Ltd. (Hong Kong)(b)	98,643
231,980	Cogobuy Group (China)(c)	119,477
303,209	Cosmo Lady China Holdings Co. Ltd. (China)(c)	171,238
336,044	Dah Chong Hong Holdings Ltd. (China)	180,785
420,490	Fu Shou Yuan International Group Ltd. (China)	468,513
180,918	Golden Eagle Retail Group Ltd. (China)	210,806
4,532,726	Gome Retail Holdings Ltd. (China)(b)	508,506
357,742	Goodbaby International Holdings Ltd. (China)	220,734
375,981	Grand Baoxin Auto Group Ltd. (China)(b)	165,843
495,654	Haichang Ocean Park Holdings Ltd. (China)(b)(c)	135,854
149,821	Hisense Kelon Electrical Holdings Co. Ltd., H-Shares (China)	175,908
2,614,753	Huayi Tencent Entertainment Co. Ltd. (Hong Kong)(b)	186,669
47,350	Imax China Holding, Inc. (Hong Kong)(c)	167,509
20,721,483	Imperial Pacific International Holdings Ltd. (Hong Kong)(b)	248,315

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
28,891	Jumei International Holding Ltd., Class A ADR (China)(b)	$75,117
14,018	Kandi Technologies Group, Inc. (China)(b)	77,099
665,015	Li Ning Co. Ltd. (China)(b)	798,613
407,220	Ozner Water International Holding Ltd. (China)(b)(c)	107,462
35,077	Poly Culture Group Corp. Ltd., Class H (China)(c)	58,759
840,990	Pou Sheng International Holdings Ltd. (Hong Kong)	157,602
141,940	Q Technology Group Co. Ltd. (China)(c)	120,694
307,085	Qingling Motors Co. Ltd., Class H (China)	102,568
505,753	Shanghai Jin Jiang International Hotels Group Co. Ltd., H-Shares (China)	223,084
771,786	Skyworth Digital Holdings Ltd. (Hong Kong)	366,995
13,456	Tarena International, Inc., Class A ADR (China)	129,312
268,728	TCL Multimedia Technology Holdings Ltd. (China)	132,923
298,461	Tianneng Power International Ltd. (China)	463,435
29,873	Tuniu Corp., Class A ADR (China)(b)	202,240
460,440	Virscend Education Co. Ltd. (China)(c)	325,190
219,895	Wisdom Education International Holdings Co. Ltd. (China)(c)	192,587
115,718	Xiabuxiabu Catering Management China Holdings Co. Ltd. (China)(c)	244,590
372,168	Xingda International Holdings Ltd. (China)	133,321
183,591	Xinhua Winshare Publishing and Media Co. Ltd., H-Shares (China)	142,769
376,997	Xtep International Holdings Ltd. (China)	239,824
421,462	Yadea Group Holdings Ltd. (China)(c)	155,815
261,845	Zhongsheng Group Holdings Ltd. (China)	839,530

		14,646,154

	Consumer Staples—5.5%
2,691,437	C.P. Pokphand Co. Ltd. (Hong Kong)	264,198
912,065	China Agri-Industries Holdings Ltd. (China)	387,190
300,510	China Foods Ltd. (China)	150,942
1,348,437	China Huishan Dairy Holdings Co. Ltd. (China)(b)(d)	0
222,871	China Huiyuan Juice Group Ltd. (China)(b)(d)	28,696
990,491	China Modern Dairy Holdings Ltd. (China)(b)	189,407
1,631,920	China Shengmu Organic Milk Ltd. (China)(b)(c)	168,515
402,609	Cofco Meat Holdings Ltd. (China)(b)(c)	66,724
846,792	Dali Foods Group Co. Ltd. (China)(c)	653,110
76,532	Health and Happiness H&H International Holdings Ltd. (China)(b)	601,492
650,999	Nvc Lighting Holding Ltd. (China)	69,713
607,982	Tibet Water Resources Ltd. (Hong Kong)(b)	261,201
140,749	Tsingtao Brewery Co. Ltd., H-Shares (China)	891,776
534,440	Uni-President China Holdings Ltd. (China)	575,718
123,595	Vinda International Holdings Ltd. (Hong Kong)	221,534
351,971	Yashili International Holdings Ltd. (China)(b)	86,151
174,054	Yihai International Holding Ltd. (China)	321,297
1,393,404	Yuanshengtai Dairy Farm Ltd. (China)(b)	38,369

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco China Small Cap ETF (HAO) (continued)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
256,706	Zhou Hei Ya International Holdings Co. Ltd. (China)(c)	$220,572

		5,196,605

	Energy—2.4%
867,368	China Coal Energy Co. Ltd., H-Shares (China)	381,484
708,649	China Suntien Green Energy Corp. Ltd. (China)	248,438
1,013,123	Honghua Group Ltd. (China)(b)	103,325
405,905	NewOcean Energy Holdings Ltd. (Hong Kong)(b)	85,899
408,945	Sinopec Kantons Holdings Ltd. (China)	219,483
869,683	Sinopec Oilfield Service Corp., H-Shares (China)(b)	140,805
734,179	Yanzhou Coal Mining Co. Ltd., H-Shares (China)	1,059,504

		2,238,938

	Financials—6.2%
228,935	Bank of Chongqing Co. Ltd., Class H (China)	167,525
487,485	Central China Securities Co. Ltd., H-Shares (China)(c)	164,688
2,221,000	China Financial International Investments Ltd. (Hong Kong)(b)	64,556
391,604	China International Capital Corp. Ltd., H-Shares (China)(c)	825,728
351,597	China Merchants Securities Co. Ltd., H-Shares (China)(c)	501,119
4,201,007	China Minsheng Financial Holding Corp. Ltd. (Hong Kong)(b)	115,145
2,505,602	China Reinsurance Group Corp., H-Shares (China)	562,185
329,468	CSC Financial Co. Ltd., H-Shares (China)(c)	269,651
291,649	Everbright Securities Co. Ltd., H-Shares (China)(c)	352,842
17,664	Fanhua, Inc. ADR (China)	511,726
1,299,403	Guotai Junan International Holdings Ltd. (China)	354,496
256,812	Guotai Junan Securities Co. Ltd., H-Shares, Class H (China)(c)	597,165
392,460	Huishang Bank Corp. Ltd., Class H (China)	188,121
9,958	Noah Holdings Ltd. ADR (China)(b)	596,285
339,822	Orient Securities Co. Ltd., H-Shares (China)(c)	284,624
243,325	Shengjing Bank Co. Ltd., Class H (China)(c)	160,373
4,192	Yirendai Ltd. ADR (China)	98,344

		5,814,573

	Health Care—9.2%
1,820,672	Beijing Enterprises Medical & Health Group Ltd. (Hong Kong)(b)	97,484
863,000	China Animal Healthcare Ltd. (China)(b)(d)	64,904
214,093	China Resources Phoenix Healthcare Holdings Co. Ltd. (China)	274,025
116,167	China Shineway Pharmaceutical Group Ltd. (China)	252,944
134,611	Consun Pharmaceutical Group Ltd. (China)	151,186
166,988	Dawnrays Pharmaceutical Holdings Ltd. (China)	103,248

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
244,397	Genscript Biotech Corp. (China)	$912,888
759,874	Golden Meditech Holdings Ltd. (Hong Kong)	84,278
89,880	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H-Shares (China)	469,787
2,279,911	Hua Han Health Industry Holdings Ltd. (Hong Kong)(b)(d)	0
877,107	Lifetech Scientific Corp. (China)(b)	320,914
38,314	Livzon Pharmaceutical Group, Inc., H-Shares (China)	275,725
739,547	Luye Pharma Group Ltd. (China)	811,751
188,220	Microport Scientific Corp. (China)	256,746
699,645	Shandong Weigao Group Medical Polymer Co. Ltd., H-Shares (China)	602,054
16,546	Shanghai Haohai Biological Technology Co. Ltd., Class H (China)(c)	120,549
1,952,314	Sihuan Pharmaceutical Holdings Group Ltd. (China)	505,242
20,923	Sinovac Biotech Ltd. (China)(b)	162,572
724,833	SSY Group Ltd. (Hong Kong)	775,272
226,498	Tong Ren Tang Technologies Co. Ltd., H-Shares (China)	393,852
255,411	United Laboratories International Holdings Ltd. (The) (Hong Kong)(b)	296,954
284,091	Universal Medical Financial & Technical Advisory Services Co. Ltd. (China)(c)	258,589
95,829	Wuxi Biologics Cayman, Inc. (China)(b)(c)	1,074,452
259,593	Yestar Healthcare Holdings Co. Ltd. (China)	90,346
55,986	Yichang Hec Changjiang Pharmaceutical Co. Ltd., Class H (China)(c)	306,904

		8,662,666

	Industrials—17.1%
9,169	51job, Inc. ADR (China)(b)	975,582
165,708	Anhui Expressway Co. Ltd., H-Shares (China)	115,765
854,868	AviChina Industry & Technology Co. Ltd., H-Shares (China)	571,064
327,344	Car, Inc. (China)(b)	366,398
112,108	China Aircraft Leasing Group Holdings Ltd. (China)(c)	118,623
1,175,128	China Chengtong Development Group Ltd. (China)(b)	50,186
654,772	China Eastern Airlines Corp. Ltd., H-Shares (China)	520,869
2,558,342	China Energy Engineering Corp. Ltd., Class H (China)	401,160
175,849	China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	257,805
184,724	China International Marine Containers Group Co. Ltd., H-Shares (China)	288,714
411,195	China Lesso Group Holdings Ltd. (China)	289,886
342,502	China Machinery Engineering Corp., H-Shares (China)	189,499
216,636	China Singyes Solar Technologies Holdings Ltd. (China)	81,195
234,173	CIMC Enric Holdings Ltd. (China)	276,441
978,927	CITIC Resources Holdings Ltd. (China)	113,565
2,613,902	Concord New Energy Group Ltd. (Hong Kong)	123,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco China Small Cap ETF (HAO) (continued)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
1,551,873	COSCO SHIPPING Development Co. Ltd., H-Shares (China)(b)	$294,779
535,505	COSCO SHIPPING Energy Transportation Co. Ltd., H-Shares (China)	303,110
1,063,842	COSCO SHIPPING Holdings Co. Ltd., H-Shares (China)(b)	598,095
214,436	Cosco Shipping International Hong Kong Co. Ltd. (China)	89,666
102,749	CSSC Offshore and Marine Engineering Group Company Ltd., H-Shares (China)	118,675
1,623,264	CWT International Ltd. (China)(b)	65,186
767,777	Dalian Port Pda Co. Ltd., H-Shares (China)	129,200
140,880	Dongfang Electric Corp. Ltd., H-Shares (China)(b)	106,861
83,090	Dongjiang Environmental Co. Ltd., Class H (China)	122,239
13,446	eHi Car Services Ltd., Class A ADR (China)(b)	178,159
162,170	First Tractor Co. Ltd., H-Shares (China)	55,820
493,115	Greentown Service Group Co. Ltd. (China)(c)	509,199
591,827	Guangshen Railway Co. Ltd., H-Shares (China)	341,780
283,077	Harbin Electric Co. Ltd., H-Shares (China)	98,158
909,868	Jiangnan Group Ltd. (China)	57,997
505,013	Jiangsu Expressway Co. Ltd., H-Shares (China)	762,269
776,188	Lonking Holdings Ltd. (China)	388,878
1,189,242	Metallurgical Corp. of China Ltd., H-Shares (China)	356,281
5,330,145	New Provenance Everlasting Holdings Ltd. (Hong Kong)(b)	52,322
454,792	Qingdao Port International Co. Ltd., Class H (China)(c)	363,525
305,175	Qinhuangdao Port Co. Ltd., Class H (China)	81,700
24,432	Seaspan Corp. (Hong Kong)	214,513
1,056,043	Shanghai Electric Group Co. Ltd., H-Shares (China)(b)	403,884
183,668	Shanghai Industrial Holdings Ltd. (China)	488,195
290,333	Shenzhen Expressway Co. Ltd., H-Shares (China)	304,614
394,289	Shenzhen International Holdings Ltd. (China)	862,554
345,781	Sichuan Expressway Co. Ltd., H-Shares (China)	119,020
493,969	Sinopec Engineering Group Co. Ltd., H-Shares (China)	530,862
884,298	Sinotrans Ltd., H-Shares (China)	501,664
529,324	Sinotrans Shipping Ltd. (China)	145,082
273,309	Sinotruk Hong Kong Ltd. (China)	386,751
525,424	SITC International Holdings Co. Ltd. (China)	616,243
140,487	Tianjin Capital Environmental Protection Group Co. Ltd., H-Shares (China)(b)	76,475
634,153	Tianjin Port Development Holdings Ltd. (China)	90,545
407,702	Xiamen International Port Co. Ltd., Class H (China)	75,364
267,980	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares (China)	429,088
269,558	Yuexiu Transport Infrastructure Ltd. (China)	212,371

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
591,108	Zhejiang Expressway Co. Ltd. H-Shares (China)	$591,549
539,941	Zoomlion Heavy Industry Science and Technology Co. Ltd., H-Shares (China)	245,736

		16,108,456

	Information Technology—13.9%
20,325	21Vianet Group, Inc., Class A ADR (China)(b)	168,088
1,264,265	Agtech Holdings Ltd. (Hong Kong)(b)	148,279
2,827,938	Anxin-China Holdings Ltd. (China)(b)(d)	0
12,044	Baozun, Inc. ADR (China)(b)	738,418
16,198	Bitauto Holdings Ltd. ADR (China)(b)	403,816
215,058	Boyaa Interactive International Ltd. (China)(b)	75,121
261,129	BYD Electronic International Co. Ltd. (China)	414,789
163,790	Camsing International Holding Ltd. (Hong Kong)(b)	133,427
6,384	Changyou.com Ltd., Class A ADR (China)	119,572
14,737	Cheetah Mobile, Inc., Class A ADR (China)(b)	193,497
788,365	China Aerospace International Holdings Ltd. (China)	84,423
579,557	China All Access Holdings Ltd. (Hong Kong)	57,629
359,612	China Electronics Huada Technology Co. Ltd. (China)	55,472
584,740	China Railway Signal & Communication Corp. Ltd., H-Shares (China)(c)	456,959
882,921	Chinasoft International Ltd. (China)	742,882
583,557	Comba Telecom Systems Holdings Ltd. (Hong Kong)	93,736
1,155,484	Coolpad Group Ltd. (China)(b)(d)	0
3,704	Daqo New Energy Corp. ADR (China)(b)	213,573
425,093	Digital China Holdings Ltd. (Hong Kong)(b)	277,465
74,172	Fang Holdings Ltd. ADR (China)(b)	376,052
641,650	FIT HON Teng Ltd. (Taiwan)(c)	291,207
8,825	GDS Holdings Ltd. ADR (China)(b)	333,673
2,030,488	Green Leader Holdings Group Ltd. (Hong Kong)(b)	82,833
763,171	Hi Sun Technology China Ltd. (Hong Kong)(b)	141,073
21,148	Hollysys Automation Technologies Ltd. (China)	504,803
146,246	Hua Hong Semiconductor Ltd. (China)(c)	354,235
16,280	JA Solar Holdings Co. Ltd. ADR (China)(b)	117,867
10,862	JinkoSolar Holding Co. Ltd. ADR (China)(b)	191,388
348,165	Ju Teng International Holdings Ltd. (Hong Kong)	50,599
355,984	Kingboard Laminates Holdings Ltd. (Hong Kong)	471,974
851,808	Kingdee International Software Group Co. Ltd. (China)	934,973
147,047	Legend Holdings Corp., H-Shares (China)(c)	468,652
493,113	Leyou Technologies Holdings Ltd. (China)(b)	148,359
39,432	Link Motion, Inc. ADR (China)(b)	44,164
26,706	Momo, Inc., Class A ADR (China)(b)	1,226,339
308,064	National Agricultural Holdings Ltd. (China)(b)(d)	0
85,730	Netdragon Websoft Holdings Ltd. (Hong Kong)	225,141
146,854	O-NET Technologies Group Ltd. (China)(b)	93,982
12,350	Phoenix New Media Ltd. ADR (China)(b)	68,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco China Small Cap ETF (HAO) (continued)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
7,735	Renren, Inc., Class A ADR (China)(b)	$67,991
117,896	Shanghai Fudan Microelectronics Group Co. Ltd., Class H (China)(b)	121,441
12,618	Sohu.com, Inc. ADR (China)(b)	457,529
237,856	Tian GE Interactive Holdings Ltd. (China)(c)	212,259
1,095,232	Vision Values Holdings Ltd. (Hong Kong)(b)	69,812
179,203	Wasion Group Holdings Ltd. (China)	104,861
201,955	XI’an Haitiantian Holdings Co. Ltd. (China)(b)	115,599
1,805,430	Xinyi Solar Holdings Ltd. (China)	748,028
13,965	Xunlei Ltd. ADR (China)(b)	172,747
71,322	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H (China)(c)	293,684
316,189	ZTE Corp. H-Shares (China)(b)(d)	257,977

		13,124,436

	Materials—9.0%
446,685	Angang Steel Co. Ltd., H-Shares (China)	443,032
967,357	BBMG Corp., H-Shares (China)	424,228
14,134,272	Beijing Enterprises Clean Energy Group Ltd. (China)(b)	428,849
198,150	Chiho Environmental Group Ltd. (Hong Kong)(b)	83,108
735,707	China BlueChemical Ltd., H-Shares (China)	245,731
406,686	China Metal Resources Utilization Ltd. (China)(b)(c)	256,118
728,940	China Resources Cement Holdings Ltd. (China)	858,653
285,912	China Sanjiang Fine Chemicals Co. Ltd. (China)	115,908
2,598,948	China Shanshui Cement Group Ltd. (China)(b)(d)	0
458,093	China Silver Group Ltd. (China)	88,183
587,018	China Zhongwang Holdings Ltd. (China)	318,049
238,793	Cpmc Holdings Ltd. (China)	151,602
527,317	Fufeng Group Ltd. (China)	298,476
465,837	Greatview Aseptic Packaging Co. Ltd. (China)	348,599
334,659	Huabao International Holdings Ltd. (Hong Kong)	220,997
575,849	Lee & Man Paper Manufacturing Ltd. (China)	675,384
714,078	Maanshan Iron & Steel Co. Ltd., H-Shares (China)(b)	345,926
856,413	MMG Ltd. (China)(b)	622,318
4,445,146	North Mining Shares Co. Ltd., Class C (Hong Kong)(b)	71,969
104,762	Shandong Chenming Paper Holdings Ltd., H-Shares (China)(b)	156,258
2,580,785	Shougang Concord International Enterprises Co. Ltd. (China)(b)	74,027
1,579,278	Shougang Fushan Resources Group Ltd. (China)	396,624
4,053,065	Sino Haijing Holdings Ltd. (Hong Kong)(b)	93,522
729,556	Sinofert Holdings Ltd. (China)(b)	98,587
1,032,656	West China Cement Ltd. (China)	193,521
179,545	Youyuan International Holdings Ltd. (China)(b)	108,952
434,671	Zhaojin Mining Industry Co. Ltd., H-Shares (China)	362,958

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
2,364,980	Zijin Mining Group Co. Ltd., H-Shares (China)	$985,892

		8,467,471

	Real Estate—15.9%
2,227,187	Avic International Holding HK Ltd. (China)(b)	89,438
356,256	Beijing Capital Land Ltd., Class H (China)	184,392
290,624	Beijing North Star Co. Ltd., H-Shares (China)	104,851
674,308	C C Land Holdings Ltd. (Hong Kong)	153,874
3,725,190	Carnival Group International Holdings Ltd. (Hong Kong)(b)	163,841
262,476	Central China Real Estate Ltd. (China)	142,211
530,476	China Aoyuan Property Group Ltd. (China)	432,812
1,204,666	China Electronics Optics Valley Union Holding Co. Ltd. (China)(c)	101,360
656,309	China Logistics Property Holdings Co. Ltd. (China)(b)(c)	235,945
550,620	China Overseas Grand Oceans Group Ltd. (China)	239,365
530,475	China Overseas Property Holdings Ltd. (China)	206,938
680,093	China SCE Property Holdings Ltd. (China)	358,941
1,358,668	China South City Holdings Ltd. (China)	287,525
176,314	China Vast Industrial Urban Development Co. Ltd. (Hong Kong)(c)	85,413
146,184	Colour Life Services Group Co. Ltd. (China)(c)	142,566
592,243	Fantasia Holdings Group Co. Ltd. (China)	107,212
660,786	Future Land Development Holdings Ltd. (China)	518,072
1,032,356	Glorious Property Holdings Ltd. (Hong Kong)(b)	73,701
268,432	Greentown China Holdings Ltd. (China)	403,804
733,290	Ground International Development Ltd. (Hong Kong)(b)	131,810
292,310	Guorui Properties Ltd. (China)(c)	92,416
275,094	Hopson Development Holdings Ltd. (China)	264,077
455,337	Jiayuan International Group Ltd. (China)(b)	873,041
1,472,035	Joy City Property Ltd. (China)	225,192
975,368	Kaisa Group Holdings Ltd. (China)(b)	529,703
572,406	KWG Property Holding Ltd. (China)	789,561
521,522	Logan Property Holdings Co. Ltd. (China)	784,528
416,202	Lvgem China Real Estate Investment Co. Ltd. (China)	162,360
563,025	Mingfa Group International Co. Ltd. (Hong Kong)(b)(d)	0
802,842	Poly Property Group Co. Ltd. (China)(b)	386,880
579,070	Powerlong Real Estate Holdings Ltd. (China)	348,439
416,119	Red Star Macalline Group Corp. Ltd., H-Shares (China)(c)	564,434
368,846	Redco Group (China)(c)	210,187
6,733,483	Renhe Commercial Holdings Co. Ltd. (China)(b)	142,496
198,187	Ronshine China Holdings Ltd. (China)(b)(c)	291,565
578,489	Shanghai Industrial Urban Development Group Ltd. (China)	124,634
1,296,621	Shenzhen Investment Ltd. (China)	550,442
1,435,472	Shui On Land Ltd. (China)	402,598
389,783	Skyfame Realty Holdings Ltd. (China)(b)	290,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco China Small Cap ETF (HAO) (continued)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
774,419	SOHO China Ltd. (China)	$404,775
234,459	Times China Holdings Ltd. (China)	379,599
13,767	Xinyuan Real Estate Co. Ltd. ADR (China)	73,929
254,787	Yanlord Land Group Ltd. (China)	321,948
2,556,202	Yuexiu Property Co. Ltd. (China)	576,796
655,951	Yuzhou Properties Co. Ltd. (China)	461,599
1,246,387	Zall Group Ltd. (China)(b)	1,538,092

		14,954,054

	Telecommunication Services—0.8%
988,131	China Communications Services Corp. Ltd., H-Shares (China)	636,151
586,988	Citic Telecom International Holdings Ltd. (China)	167,622

		803,773

	Utilities—4.3%
820,418	Beijing Jingneng Clean Energy Co. Ltd., H-Shares (China)	224,868
943,378	China Datang Corp. Renewable Power Co. Ltd., H-Shares (China)	197,235
239,942	China Everbright Greentech Ltd. (China)(c)	267,957
1,790,123	China Oil & Gas Group Ltd. (Hong Kong)	141,491
166,155	China Power Clean Energy Development Co. Ltd. (China)	91,718
1,778,521	China Power International Development Ltd. (China)	494,276
365,139	China Water Affairs Group Ltd. (Hong Kong)	359,360
1,205,455	CT Environmental Group Ltd. (China)	170,580
1,159,198	Datang International Power Generation Co. Ltd., H-Shares (China)(b)	373,880
1,065,944	Huadian Fuxin Energy Corp. Ltd., H-Shares (China)	282,652
676,046	Huadian Power International Corp. Ltd., H-Shares (China)	311,127
1,944,681	Huaneng Renewables Corp. Ltd., H-Shares (China)	835,473
382,907	Kangda International Environmental Co. Ltd. (China)(c)	72,245
376,112	SIIC Enviornment Holdings Ltd. (Singapore)	115,298
164,008	Tianjin Development Holdings Ltd. (China)	73,388
138,371	Yunnan Water Investment Co. Ltd., Class H (China)(c)	55,566

		4,067,114

	Total Investments in Securities (Cost $94,178,676)—99.8%	94,084,240
	Other assets less liabilities—0.2%	152,661

	Net Assets—100.0%	$94,236,901

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $14,619,254, which represented 15.51% of the Fund’s Net Assets.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.

This Fund has holdings greater than 10% of net assets in the following country:

China	89.6%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments

Invesco Frontier Markets ETF (FRN)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.6%
	Argentina—12.5%
29,633	Adecoagro SA(a)	$240,916
6,078	Banco Macro SA ADR	477,792
15,200	BBVA Banco Frances SA ADR	218,120
9,931	Cresud S.A.C.I.F.y A. ADR	168,132
3,800	Despegar.com Corp.(a)	88,502
2,961	Empresa Distribuidora y Comercializadora Norte ADR(a)	131,942
30,001	Grupo Financiero Galicia SA, Class B ADR	1,268,742
17,281	Grupo Supervielle SA ADR	296,715
6,195	IRSA Inversiones y Representaciones SA ADR	117,705
14,906	Loma Negra Cia Industrial Argentina SA ADR(a)	192,287
13,146	MercadoLibre, Inc.(a)	3,823,251
17,706	Pampa Energia SA ADR(a)	844,576
13,019	Telecom Argentina SA ADR	286,809
12,283	Transportadora de Gas del Sur SA ADR(a)	204,758
51,496	YPF SA ADR	935,167

		9,295,414

	Kazakhstan—11.0%
114,142	Halyk Savings Bank of Kazakhstan JSC GDR(b)	1,375,411
461,846	KAZ Minerals PLC(a)	6,225,449
205,402	Nostrum Oil & Gas PLC(a)	579,435

		8,180,295

	Kenya—9.7%
651,175	East African Breweries Ltd.	1,509,133
3,631,945	KCB Group Ltd.	1,647,628
14,470,087	Safaricom PLC	4,031,361

		7,188,122

	Kuwait—16.0%
470,942	Agility Public Warehousing Co. KSC	1,137,240
427,867	Alimtiaz Investment Co. KSC	183,998
386,355	Boubyan Bank KSC	639,026
239,351	Boubyan Petrochemicals Co. KSC	676,960
805,331	Gulf Bank KSC	695,307
36,680	Human Soft Holding Co. KSC	402,837
1,470,466	Kuwait Finance House KSC	2,490,502
1,236,547	Mobile Telecommunications Co. KSC	1,533,924
1,641,576	National Bank of Kuwait SAK	3,926,098
25,808	National Gulf Holding(a)(c)	0
264,205	Warba Bank KSCP(a)	207,134

		11,893,026

	Morocco—10.1%
45,892	Attijariwafa Bank	2,343,865
44,263	Banque Centrale Populaire	1,353,929
29,057	BMCE Bank	621,092
23,632	Cosumar	684,044
80,200	Douja Promotion Groupe Addoha SA	181,561
3,787	Lafargeholcim Maroc SA	719,750
86,413	Maroc Telecom SA	1,302,050
16,974	Societe d’Exploitation des Ports	339,762

		7,546,053

	Nigeria—4.6%
17,567,522	Guaranty Trust Bank PLC	1,972,238
189,257	Nestle Nigeria PLC	772,504

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Nigeria (continued)
2,177,131	Nigerian Breweries PLC	$651,178

		3,395,920

	Oman—6.7%
3,166,536	BankMuscat SAOG	3,356,577
834,813	Oman Telecommunications Co. SAOG	1,622,344

		4,978,921

	Panama—10.1%
53,333	Banco Latinoamericano de Comercio Exterior SA, Class E	1,420,258
54,874	Copa Holdings SA, Class A	6,080,039

		7,500,297

	Romania—9.3%
5,265,102	Banca Transilvania SA	3,138,188
338,068	BRD-Groupe Societe Generale	1,049,835
19,234,742	OMV Petrom SA	1,474,019
140,229	Societatea Nationala de Gaze Naturale Romgaz SA	1,230,895

		6,892,937

	Uruguay—0.4%
36,670	Arcos Dorados Holdings, Inc., Class A	271,358

	Vietnam—9.2%
117,844	Bank for Foreign Trade of Vietnam JSC	279,548
69,980	Bank for Investment and Development of Vietnam JSC	89,753
30,640	Bao Viet Holdings	116,213
62,744	FLC Faros Construction JSC(a)	166,998
304,298	Hoa Phat Group JSC(a)	748,536
188,685	Masan Group Corp.(a)	670,152
143,521	No Va Land Investment Group Corp.(a)	320,949
31,290	Petro Vietnam Gas JSC	124,030
26,260	Saigon Beer Alcohol Beverage Corp.	276,348
137,110	Saigon Securities, Inc.	192,385
221,530	Saigon Thuong Tin Commercial JSB(a)	114,136
219,840	Vietnam Dairy Products JSC	1,582,817
319,120	Vincom Retail JSC(a)	601,691
313,170	Vingroup JSC(a)	1,592,902

		6,876,458

	Total Investments in Securities (Cost $68,744,791)—99.6%	74,018,801
	Other assets less liabilities—0.4%	308,066

	Net Assets—100.0%	$74,326,867

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at May 31, 2018 represented 1.85% of the Fund’s Net Assets.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Schedule of Investments

Invesco MSCI Global Timber ETF (CUT)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—98.7%
	Australia—5.9%
1,052,539	Amcor Ltd.	$11,197,435
1,096,657	Orora Ltd.	2,854,462
312,667	Quintis Ltd.(a)(b)	0

		14,051,897

	Brazil—5.6%
283,042	Duratex SA	741,037
226,736	Fibria Celulose SA ADR	4,194,616
640,534	Klabin SA	3,610,266
402,153	Suzano Papel E Celulose SA	4,654,286

		13,200,205

	Canada—5.3%
64,378	Canfor Corp.(a)	1,611,435
26,689	Canfor Pulp Products, Inc.	465,803
64,745	Cascades, Inc.	623,393
63,645	Interfor Corp.(a)	1,265,344
38,408	Mercer International, Inc.	616,448
35,335	Norbord, Inc.	1,472,837
44,114	Stella-Jones, Inc.	1,591,192
54,966	West Fraser Timber Co. Ltd.	3,992,789
358,780	Western Forest Products, Inc.	768,893

		12,408,134

	Chile—1.8%
1,136,022	Empresas CMPC SA	4,298,311

	China—1.0%
668,056	Greatview Aseptic Packaging Co. Ltd.	499,925
1,431,435	Lee & Man Paper Manufacturing Ltd.	1,678,857
339,485	Youyuan International Holdings Ltd.(a)	206,007

		2,384,789

	Finland—12.0%
97,935	Huhtamaki Oyj	3,989,751
174,310	Metsa Board Oyj, Class B	1,990,974
500,797	Stora Enso Oyj, Class R	10,233,076
331,416	UPM-Kymmene Oyj	12,151,329

		28,365,130

	Hong Kong—1.0%
1,486,799	Nine Dragons Paper Holdings Ltd.	2,365,489

	Ireland—3.6%
204,774	Smurfit Kappa Group PLC	8,461,755

	Japan—4.4%
9,191	Daiken Corp.	215,806
61,091	Daio Paper Corp.	877,187
114,082	Hokuetsu Kishu Paper Co. Ltd.	619,526
84,556	Nippon Paper Industries Co. Ltd.	1,426,583
783,160	OJI Holdings Corp.	5,154,028
10,891	Pack Corp. (The)	380,426
160,135	Rengo Co. Ltd.	1,423,815
7,691	Tokushu Tokai Paper Co. Ltd.	300,150

		10,397,521

	Malaysia—0.0%
161,675	Ta Ann Holdings Bhd	113,741

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Portugal—1.2%
55,928	Altri SGPS SA	$515,749
36,262	Corticeira Amorim SGPS SA	480,007
195,623	Navigator Co. SA (The)	1,219,393
22,158	Semapa-Sociedade de Investimento e Gestao	557,391

		2,772,540

	South Africa—2.7%
107,525	Mondi Ltd.	2,977,589
158,099	Mpact Ltd.	311,330
481,076	Sappi Ltd.	3,161,465

		6,450,384

	South Korea—0.1%
15,141	Hansol Paper Co. Ltd.	260,555

	Spain—0.9%
123,099	Ence Energia y Celulosa SA	968,494
11,260	Miquel y Costas & Miquel SA	421,916
40,585	Papeles y Cartones de Europa SA	703,990

		2,094,400

	Sweden—4.6%
160,849	BillerudKorsnas AB	2,440,500
95,995	Holmen AB, Class B	2,260,285
550,623	Svenska Cellulosa AB SCA, Class B	6,089,978

		10,790,763

	Taiwan—0.6%
655,000	Cheng Loong Corp.	390,226
351,000	Chung Hwa Pulp Corp.	126,522
464,000	Long Chen Paper Co. Ltd.	514,928
1,056,000	YFY, Inc.(a)	459,950

		1,491,626

	Thailand—0.1%
287,300	Polyplex Thailand PCL NVDR	143,695

	United Kingdom—7.0%
970,533	DS Smith PLC	7,141,666
333,755	Mondi PLC	9,277,486

		16,419,152

	United States—40.9%
79,910	Avery Dennison Corp.	8,392,947
82,680	Bemis Co., Inc.	3,497,364
35,068	Boise Cascade Co.	1,672,744
44,010	CatchMark Timber Trust, Inc., Class A REIT	558,927
14,948	Clearwater Paper Corp.(a)	359,499
56,980	Domtar Corp.	2,739,029
281,475	Graphic Packaging Holding Co.	4,075,758
219,562	International Paper Co.	11,746,567
16,443	Invesco India ETF(c)	407,786
79,651	KapStone Paper and Packaging Corp.	2,739,994
131,733	Louisiana-Pacific Corp.	3,843,969
15,344	Neenah, Inc.	1,245,166
39,705	P.H. Glatfelter Co.	694,441
85,747	Packaging Corp. of America	10,075,273
54,002	PotlatchDeltic Corp. REIT	2,727,101
117,314	Rayonier, Inc. REIT	4,559,995
53,047	Resolute Forest Products, Inc.(a)	570,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco MSCI Global Timber ETF (CUT) (continued)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United States (continued)
27,920	Schweitzer-Mauduit International, Inc.	$1,223,175
152,113	Sealed Air Corp.	6,626,042
90,416	Sonoco Products Co.	4,622,970
31,113	Verso Corp., Class A(a)	629,416
198,214	WestRock Co.	11,670,840
321,648	Weyerhaeuser Co. REIT	12,007,120

		96,686,378

	Total Investments in Securities (Cost $161,330,467)—98.7%	233,156,465
	Other assets less liabilities—1.3%	3,033,460

	Net Assets—100.0%	$236,189,925

Investment Abbreviations:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)	Affiliated company. The Fund’s Adviser also serves as the adviser for the Invesco India ETF and therefore, Invesco India ETF is considered to be affiliated with the Fund. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments

Invesco S&P Global Dividend Opportunities Index ETF (LVL)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Australia—7.7%
142,502	AusNet Services	$175,214
35,987	Charter Hall Group REIT	173,452
109,776	DuluxGroup Ltd.	618,812
39,699	GPT Group (The) REIT	151,093
83,908	Mirvac Group REIT	146,025
34,687	Sonic Healthcare Ltd.	618,354
56,067	Stockland REIT	176,056
61,837	Transurban Group	555,385
96,084	Vicinity Centres REIT	194,114

		2,808,505

	Belgium—1.4%
29,535	bpost SA	522,314

	Canada—8.0%
19,460	BCE, Inc.	810,233
4,776	Emera, Inc.	149,112
3,921	Fortis, Inc.	125,229
12,582	H&R Real Estate Investment Trust	196,024
5,699	Intact Financial Corp.	430,764
14,545	Sun Life Financial, Inc.	600,884
10,188	Toronto-Dominion Bank (The)	594,536

		2,906,782

	France—1.1%
5,341	Danone SA	407,677

	Germany—1.1%
5,190	Fielmann AG	411,358

	Hong Kong—3.7%
26,144	Hang Seng Bank Ltd.	654,254
19,604	Power Assets Holdings Ltd.	136,331
178,806	Yue Yuen Industrial Holdings Ltd.	552,774

		1,343,359

	Japan—3.9%
29	Activia Properties, Inc. REIT	129,325
105	GLP J-REIT	117,520
2,306	Hikari Tsushin, Inc.	410,493
39	Japan Prime Realty Investment Corp. REIT	141,972
21	Japan Real Estate Investment Corp. REIT	110,369
70	Japan Retail Fund Investment Corp. REIT	127,185
22	Nippon Building Fund, Inc. REIT	123,521
90	ORIX JREIT, Inc.	142,400
88	United Urban Investment Corp. REIT	135,104

		1,437,889

	Singapore—3.3%
113,435	Singapore Exchange Ltd.	614,056
238,637	Singapore Telecommunications Ltd.	585,240

		1,199,296

	Spain—3.8%
39,402	Enagas SA	1,049,122
23,107	Iberdrola SA	163,779
8,153	Red Electrica Corp. SA	158,458

		1,371,359

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Switzerland—7.3%
1,238	Helvetia Holding AG	$700,790
6,095	Nestle SA	461,140
1,995	PSP Swiss Property AG	183,245
2,561	Roche Holding AG-BR	559,559
8,906	Swiss RE AG	771,654

		2,676,388

	United Kingdom—10.5%
12,035	Diageo PLC	442,397
16,356	Experian PLC	400,786
126,147	Kingfisher PLC	512,301
17,265	Pennon Group PLC	171,568
18,255	RELX PLC	401,409
14,967	SSE PLC	272,349
33,912	Ultra Electronics Holdings PLC	727,867
17,253	United Utilities Group PLC	178,106
44,824	WPP PLC	735,126

		3,841,909

	United States—48.1%
8,592	Aflac, Inc.	387,156
2,622	Air Products & Chemicals, Inc.	423,217
2,505	American Assets Trust, Inc. REIT	91,057
1,868	American Electric Power Co., Inc.	126,931
2,637	Apartment Investment & Management Co., Class A REIT	107,669
58,522	Apollo Commercial Real Estate Finance, Inc. REIT	1,087,924
2,216	Aqua America, Inc.	76,895
3,092	Automatic Data Processing, Inc.	402,022
619	AvalonBay Communities, Inc. REIT	102,469
11,240	Axis Capital Holdings Ltd.	638,994
629	Boston Properties, Inc. REIT	76,593
14,887	CA, Inc.	532,061
13,517	Cisco Systems, Inc.	577,311
12,994	Coca-Cola Co. (The)	558,742
5,175	Colgate-Palmolive Co.	326,491
1,958	Dominion Energy, Inc.	125,684
4,715	Dr Pepper Snapple Group, Inc.	562,499
1,161	DTE Energy Co.	118,921
2,113	Duke Energy Corp.	163,039
2,225	Edison International	138,306
424	Essex Property Trust, Inc. REIT	101,349
1,939	Eversource Energy	110,678
794	Federal Realty Investment Trust REIT	94,399
10,449	General Mills, Inc.	441,888
5,208	Genuine Parts Co.	472,834
4,358	Great Plains Energy, Inc.	147,911
3,146	Hanover Insurance Group, Inc. (The)	381,421
3,049	Johnson & Johnson	364,721
8,861	Kellogg Co.	570,560
5,249	Kimberly-Clark Corp.	529,362
1,348	Lockheed Martin Corp.	424,000
4,189	Motorola Solutions, Inc.	449,647
656	NextEra Energy, Inc.	108,771
2,584	NorthWestern Corp.	140,776
7,723	Omnicom Group, Inc.	556,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P Global Dividend Opportunities Index ETF (LVL) (continued)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United States (continued)
46,037	Owens & Minor, Inc.	$750,403
7,724	Paychex, Inc.	506,540
4,148	PepsiCo, Inc.	415,837
18,264	Pfizer, Inc.	656,226
6,352	PPL Corp.	173,537
6,191	Procter & Gamble Co. (The)	452,995
742	PS Business Parks, Inc. REIT	90,940
2,615	Public Service Enterprise Group, Inc.	138,543
4,255	Southern Co. (The)	191,049
15,645	Telephone & Data Systems, Inc.	399,730
2,845	Travelers Cos., Inc. (The)	365,639
2,897	UDR, Inc. REIT	105,654
4,003	United Parcel Service, Inc., Class B	464,828
9,189	Validus Holdings Ltd.	622,647
15,666	Verizon Communications, Inc.	746,798

		17,600,338

	Total Investments in Securities (Cost $37,713,294)—99.9%	36,527,174
	Other assets less liabilities—0.1%	40,575

	Net Assets—100.0%	$36,567,749

Investment Abbreviations:

BR—Bearer Shares

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments

Invesco Shipping ETF (SEA)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Belgium—4.1%
337,511	Euronav NV	$3,189,479

	Bermuda—13.8%
175,461	Golar LNG Ltd.	4,558,477
266,101	Teekay Corp.	2,123,486
148,759	Teekay LNG Partners LP	2,573,530
1,383,862	Teekay Tankers Ltd., Class A	1,536,087

		10,791,580

	China—7.9%
4,369,982	COSCO SHIPPING Energy Transportation Co. Ltd., H-Shares	2,473,527
3,787,782	COSCO SHIPPING Ports Ltd.	3,645,743

		6,119,270

	Denmark—18.0%
9,402	AP Moller—Maersk A/S, Class B	14,048,703

	Greece—4.9%
600,241	Capital Product Partners LP	1,842,740
535,088	Tsakos Energy Navigation Ltd.	1,947,720

		3,790,460

	Hong Kong—3.9%
343,619	Seaspan Corp.	3,016,975

	Japan—7.0%
205,314	Mitsui OSK Lines Ltd.	5,438,756

	Monaco—11.4%
310,591	Costamare, Inc.	2,264,208
166,691	Dynagas LNG Partners LP	1,288,522
137,017	GasLog Ltd.	2,466,306
116,849	GasLog Partners LP	2,856,958

		8,875,994

	Norway—6.5%
426,067	Frontline Ltd.	2,473,334
183,610	Ship Finance International Ltd.	2,616,443

		5,089,777

	Singapore—4.1%
1,999,678	Sembcorp Marine Ltd.	3,199,604

	United Kingdom—5.8%
141,314	Golar LNG Partners LP	2,369,836
104,166	KNOT Offshore Partners LP	2,187,486

		4,557,322

	United States—12.5%
529,933	DHT Holdings, Inc.	2,193,923
105,222	Matson, Inc.	3,602,801
856,898	Nordic American Tankers Ltd.	2,030,848
721,532	Teekay Offshore Partners LP	1,948,137

		9,775,709

	Total Investments in Securities (Cost $86,469,683)—99.9%	77,893,629
	Other assets less liabilities—0.1%	111,079

	Net Assets—100.0%	$78,004,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments

Invesco Zacks International Multi-Asset Income ETF (HGI)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests—90.0%
	Argentina—0.6%
3,310	Telecom Argentina SA ADR	$72,919

	Australia—4.9%
3,268	Australia & New Zealand Banking Group Ltd.	67,283
63,418	Beach Energy Ltd.	78,696
3,634	National Australia Bank Ltd.	73,691
1,755	Newcrest Mining Ltd.	27,568
62,753	South32 Ltd.	176,633
44,363	Telstra Corp. Ltd.	93,988
3,390	Westpac Banking Corp.	71,437

		589,296

	Austria—1.6%
2,040	Erste Group Bank AG	84,965
12,035	Telekom Austria AG, Class A	106,487

		191,452

	Belgium—0.7%
1,103	KBC Group NV	85,235

	Brazil—3.4%
5,690	Banco Santander Brasil SA ADR	50,925
2,441	Braskem SA ADR	58,462
5,695	Cia de Saneamento Basico do Estado de Sao Paulo ADR	39,125
10,945	Cia Paranaense de Energia ADR	68,516
4,983	Itau Unibanco Holding SA (Preference Shares) ADR	57,554
3,545	Telefonica Brasil SA ADR	42,717
2,407	Ultrapar Participacoes SA ADR	32,302
4,341	Vale SA ADR	59,037

		408,638

	Canada—2.0%
4,288	Canadian Natural Resources Ltd.	148,193
7,873	Enerplus Corp.	96,130

		244,323

	Chile—1.0%
1,997	Banco Santander Chile ADR	64,224
1,077	Sociedad Quimica y Minera de Chile SA ADR	56,144

		120,368

	China—6.5%
1,395	China Petroleum & Chemical Corp., H-Shares ADR	135,943
49,720	China Resources Power Holdings Co. Ltd.	101,796
1,569	China Telecom Corp. Ltd., H-Shares ADR	72,990
90,242	CITIC Ltd.	134,141
6,317	Huaneng Power International, Inc., H-Shares ADR	192,668
26,007	Xinyuan Real Estate Co. Ltd. ADR	139,658

		777,196

	Colombia—0.7%
1,665	Bancolombia SA ADR	77,223

	Denmark—0.6%
401	GN Store Nord A/S	15,288
784	Vestas Wind Systems A/S	51,332

		66,620

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Finland—0.8%
2,695	UPM-Kymmene Oyj	$98,812

	France—8.0%
296	Atos SE	40,150
1,871	BNP Paribas SA	115,884
542	CIE Generale des Etablissements Michelin SCA	70,037
4,574	Electricite de France SA	60,867
4,261	Engie SA	67,321
568	Ingenico Group SA	45,351
83	Kering SA	47,445
172	LVMH Moet Hennessy Louis Vuitton SE	59,641
431	Pernod Ricard SA	72,296
1,672	Publicis Groupe SA	116,206
1,068	Renault SA	103,013
802	Sodexo SA	77,721
777	Vinci SA	75,933

		951,865

	Germany—5.1%
149	adidas AG	33,672
294	Allianz SE	60,531
300	Fresenius Medical Care AG & Co. KGaA	29,913
505	HeidelbergCement AG	44,683
768	Henkel AG & Co. KGaA	86,466
337	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	69,353
864	Siemens AG	112,453
713	thyssenkrupp AG	18,785
5,175	TUI AG	119,668
178	Volkswagen AG	33,058
32	Wirecard AG	4,936

		613,518

	Hong Kong—5.0%
7,024	AIA Group Ltd.	64,472
19,433	Henderson Land Development Co. Ltd.	127,833
73,181	Nine Dragons Paper Holdings Ltd.	116,431
136,523	PCCW Ltd.	80,408
6,798	Power Assets Holdings Ltd.	47,275
46,983	Sino Land Co. Ltd.	81,338
75,066	SmarTone Telecommunications Holding Ltd.	84,213

		601,970

	India—1.3%
3,142	Infosys Ltd. ADR	57,153
6,662	Vedanta Ltd. ADR	97,931

		155,084

	Ireland—1.1%
2,141	Glanbia PLC	39,587
261	Kerry Group PLC, Class A	27,466
566	Paddy Power Betfair PLC	68,712

		135,765

	Israel—1.3%
11,768	Bank Hapoalim BM	81,194
505	Delek Group Ltd.	76,396

		157,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Zacks International Multi-Asset Income ETF (HGI) (continued)

May 31, 2018

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Japan—5.2%
1,607	Alps Electric Co. Ltd.	$38,221
1,590	ANA Holdings, Inc.	64,130
5,689	Asahi Kasei Corp.	78,309
8,700	Fujitsu Ltd.	53,387
1,266	Kyocera Corp.	75,229
4,767	Mitsubishi Corp.	132,991
5,420	NTT DoCoMo, Inc.	140,582
597	Olympus Corp.	21,211
323	Sony Corp.	15,341

		619,401

	Mexico—1.0%
892	Coca-Cola Femsa SAB de CV, Series L ADR	52,146
728	Grupo Aeroportuario del Pacifico SAB de CV ADR	61,989

		114,135

	Netherlands—1.3%
852	Akzo Nobel NV	74,690
2,143	Royal Dutch Shell PLC, Class A	74,341

		149,031

	Norway—1.2%
3,870	Marine Harvest ASA	77,423
10,094	Norsk Hydro ASA	63,333

		140,756

	Philippines—0.7%
3,640	PLDT, Inc. ADR	87,942

	Portugal—0.7%
4,914	Jeronimo Martins SGPS SA	77,151

	Russia—1.7%
12,341	Mobile TeleSystems PJSC ADR	118,227
4,826	Qiwi PLC ADR	78,567

		196,794

	South Africa—0.5%
1,585	Sasol Ltd. ADR	57,662

	Spain—2.1%
759	Amadeus IT Group SA	60,158
9,295	Bankinter SA	89,448
13,496	Iberdrola SA	95,657

		245,263

	Sweden—0.5%
5,376	Svenska Handelsbanken AB, Class A	58,839

	Switzerland—0.7%
1,127	Ferguson PLC	87,609

	Taiwan—2.6%
10,865	ASE Industrial Holding Co. Ltd. ADR	53,456
2,363	Chunghwa Telecom Co. Ltd. ADR	85,611
8,895	Himax Technologies, Inc. ADR	66,268
1,184	Silicon Motion Technology Corp. ADR	57,578
1,226	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	47,446

		310,359

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	United Kingdom—15.8%
2,042	Ashtead Group PLC	$63,338
1,686	Associated British Foods PLC	59,452
10,427	Auto Trader Group PLC(a)	48,922
15,679	Babcock International Group PLC	173,791
20,907	Barclays PLC	54,872
10,838	Barratt Developments PLC	78,684
25,012	BT Group PLC	68,195
3,218	Bunzl PLC	98,059
56,924	Centrica PLC	110,513
4,074	GlaxoSmithKline PLC	82,617
11,529	Greene King PLC	88,948
16,221	Inmarsat PLC	80,856
780	Intertek Group PLC	56,732
38,266	ITV PLC	82,794
18,838	Legal & General Group PLC	67,630
18,529	Marks & Spencer Group PLC	70,022
19,098	Petrofac Ltd.	148,055
2,805	Prudential PLC	67,595
8,943	Sage Group PLC (The)	78,826
5,635	SSE PLC	102,538
2,838	Superdry PLC	46,827
31,694	Taylor Wimpey PLC	80,193
7,990	United Utilities Group PLC	82,482

		1,891,941

	United States—11.4%
3,950	Apache Corp.	158,000
2,956	BP Prudhoe Bay Royalty Trust	85,428
5,583	Cabot Oil & Gas Corp.	127,572
1,850	Carnival PLC	119,073
4,398	Devon Energy Corp.	182,825
1,330	EOG Resources, Inc.	156,687
5,321	Murphy Oil Corp.	163,621
4,522	Noble Energy, Inc.	161,435
10,149	Range Resources Corp.	160,760
755	Shire PLC	41,190

		1,356,591

	Total Common Stocks & Other Equity Interests (Cost $10,847,169)	10,741,348

	Closed-End Funds—9.9%
	United States—9.9%
4,914	Barings Global Short Duration High Yield Fund	91,646
5,806	BlackRock Debt Strategies Fund, Inc.	65,434
4,634	BlackRock Multi-Sector Income Trust	79,566
4,378	DoubleLine Income Solutions Fund	87,604
3,386	First Trust Intermediate Duration Preferred & Income Fund	74,153
8,914	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	62,754
4,795	Nuveen Global High Income Fund	75,186
3,879	PIMCO Dynamic Credit and Mortgage Income Fund	91,506
3,684	PIMCO Income Opportunity Fund	101,642
9,401	PIMCO Income Strategy Fund II	100,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Zacks International Multi-Asset Income ETF (HGI) (continued)

May 31, 2018

Number of Shares		Value
	Closed-End Funds (continued)
	United States—(continued)
5,081	Prudential Global Short Duration High Yield Fund, Inc.	$69,965
8,102	Western Asset Global High Income Fund, Inc.	74,376
12,264	Western Asset High Income Fund II, Inc.	78,980
13,503	Western Asset High Income Opportunity Fund, Inc.	64,274
4,804	Western Asset High Yield Defined Opportunity Fund, Inc.	69,898

	Total Closed-End Funds (Cost $1,217,887)	1,187,011

	Total Investments in Securities (Cost $12,065,056)—99.9%	11,928,359
	Other assets less liabilities—0.1%	13,883

	Net Assets—100.0%	$11,942,242

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at May 31, 2018 represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Statements of Assets and Liabilities

May 31, 2018

	Invesco Canadian Energy Income ETF (ENY)	Invesco China Real Estate ETF (TAO)	Invesco China Small Cap ETF (HAO)	Invesco Frontier Markets ETF (FRN)
Assets:
Unaffiliated investments in securities, at value	$21,937,754	$83,199,004	$94,084,240	$74,018,801
Affiliated investments in securities, at value	—	—	—	—
Cash segregated as collateral	960,161	—	—	4,138,324
Foreign currencies, at value	8,719	107,554	61,967	134,936
Receivables:
Investments sold	231,126	—	—	7,254,439
Dividends	62,321	336,914	535,374	448,248
Expenses absorbed	7,387	—	—	7,394
Foreign tax reclaims	—	—	—	1,023
Shares sold	—	—	—	28,763
Other assets	21	—	—	48

Total Assets	23,207,489	83,643,472	94,681,581	86,031,976

Liabilities:
Due to custodian	13,780	161,344	239,564	4,908,735
Payables:
Collateral upon receipt of securities in-kind	960,161	—	—	4,138,324
Investments purchased	225,451	112	28	658
Shares repurchased	—	—	—	2,481,990
Accrued advisory fees	—	7,179	49,115	—
Accrued trustees’ and officer’s fees	1,665	1,048	1,734	1,197
Accrued expenses	67,733	129,539	154,239	174,205

Total Liabilities	1,268,790	299,222	444,680	11,705,109

Net Assets	$21,938,699	$83,344,250	$94,236,901	$74,326,867

Net Assets Consist of:
Shares of beneficial interest	$111,451,618	$82,414,369	$153,616,013	$139,896,151
Undistributed net investment income	66,641	574,843	1,345,287	153,015
Undistributed net realized gain (loss)	(85,270,391)	(12,554,615)	(60,630,322)	(71,001,931)
Net unrealized appreciation (depreciation)	(4,309,169)	12,909,653	(94,077)	5,279,632

Net Assets	$21,938,699	$83,344,250	$94,236,901	$74,326,867

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,720,000	2,760,000	2,900,000	5,140,000
Net asset value	$8.07	$30.20	$32.50	$14.46

Market price	$8.02	$30.28	$32.46	$14.35

Unaffiliated investments in securities, at cost	$26,246,326	$70,289,195	$94,178,676	$68,744,791

Affiliated investments in securities, at cost	$—	$—	$—	$—

Foreign currencies, at cost	$8,661	$107,767	$61,943	$134,948

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco MSCI Global Timber ETF (CUT)	Invesco S&P Global Dividend Opportunities Index ETF (LVL)	Invesco Shipping ETF (SEA)	Invesco Zacks International Multi-Asset Income ETF (HGI)

$232,748,679	$36,527,174	$77,893,629	$11,928,359
407,786	—	—	—
—	—	1,267,985	—
12,724	136,202	2,269	2,022

8,903,072	—	432,487	—
328,918	88,946	122,486	81,941
—	672	—	15,436
355,897	57,625	335,965	11,900
—	—	—	—
48	—	—	27

242,757,124	36,810,619	80,054,821	12,039,685

187,844	145,575	297,539	16,345

—	—	1,267,985	—
6,127,681	50	—	3
—	—	432,487	—
73,830	—	52,102	—
1,668	1,169	—	2,201
176,176	96,076	—	78,894

6,567,199	242,870	2,050,113	97,443

$236,189,925	$36,567,749	$78,004,708	$11,942,242

$189,413,345	$78,157,735	$118,965,019	$44,655,536
2,841,181	17,839	(1,698,503)	14,283
(27,899,410)	(40,422,975)	(30,703,447)	(32,590,414)
71,834,809	(1,184,850)	(8,558,361)	(137,163)

$236,189,925	$36,567,749	$78,004,708	$11,942,242

7,050,000	3,360,000	7,100,000	700,000
$33.50	$10.88	$10.99	$17.06

$33.54	$10.86	$10.96	$17.02

$160,909,743	$37,713,294	$86,469,683	$12,065,056

$420,724	$—	$—	$—

$12,653	$135,093	$2,249	$2,003

37

Statements of Operations

For the year ended May 31, 2018

	Invesco Canadian Energy Income ETF (ENY)	Invesco China Real Estate ETF (TAO)	Invesco China Small Cap ETF (HAO)	Invesco Frontier Markets ETF (FRN)
Investment Income:
Unaffiliated dividend income net of foreign taxes withheld*	$871,996	$2,290,916	$2,355,297	$2,473,659
Affiliated dividend income	19	17	12	880
Non-cash dividend income	—	2,156,549	—	—
Securities lending income	15,404	114,714	435,137	12,547

Total Income	887,419	4,562,196	2,790,446	2,487,086

Expenses:
Advisory fees	102,761	343,090	452,823	352,676
Professional fees	48,087	44,448	49,997	47,272
Sub-licensing fees	15,272	78,081	115,138	70,535
Trustees’ and officer’s fees	8,827	9,308	9,330	10,305
Custodian & transfer agent fees	8,168	37,802	83,745	282,382
Printing fees	7,444	16,557	14,770	15,397
Accounting & administration fees	6,235	15,541	24,912	16,076
Listing fee and expenses	5,110	5,740	5,017	5,013
Intraday valuation fees	2,545	2,709	1,504	7,600
Other expenses	1,525	1,334	2,744	1,765

Total Expenses	205,974	554,610	759,980	809,021

Less: Waivers	(51,904)	(74,314)	(59,308)	(317,200)

Net Expenses	154,070	480,296	700,672	491,821

Net Investment Income	733,349	4,081,900	2,089,774	1,995,265

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities net of foreign taxes withheld**	(1,295,006)	(1,530,902)	(853,482)	944,464
In-kind redemptions	450,968	825,375	10,268,443	3,419,275
Foreign currencies	3,317	(4,528)	(10,226)	(672,954)

Net realized gain (loss)	(840,721)	(710,055)	9,404,735	3,690,785

Change in unrealized appreciation (depreciation) on:
Investments securities	691,715	10,807,607	15,108,601	(2,395,531)
Foreign currencies	(819)	(95)	1,174	55,275

Net change in unrealized appreciation (depreciation)	690,896	10,807,512	15,109,775	(2,340,256)

Net realized and unrealized gain (loss)	(149,825)	10,097,457	24,514,510	1,350,529

Net increase in net assets resulting from operations	$583,524	$14,179,357	$26,604,284	$3,345,794

* Foreign taxes withheld	$153,882	$8,244	$89,742	$212,369
** Foreign capital gains taxes withheld	$—	$—	$—	$1,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco MSCI Global Timber ETF (CUT)	Invesco S&P Global Dividend Opportunities Index ETF (LVL)	Invesco Shipping ETF (SEA)	Invesco Zacks International Multi-Asset Income ETF (HGI)

$5,516,360	$1,814,848	$2,428,255	$533,915
625	—	17	16
—	—	—	—
68,956	6,806	987,469	30,977

5,585,941	1,821,654	3,415,741	564,908

1,085,835	269,974	687,669	67,051
51,940	51,958	—	49,681
130,300	23,758	—	13,410
15,097	9,237	—	8,088
69,281	25,395	—	16,006
36,908	9,791	—	4,590
49,340	13,301	—	3,203
5,110	5,017	—	5,110
2,480	6,022	—	4,096
2,878	1,447	—	1,800

1,449,169	415,900	687,669	173,035

(255,325)	(70,315)	—	(79,160)

1,193,844	345,585	687,669	93,875

4,392,097	1,476,069	2,728,072	471,033

2,843,723	3,286,726	(7,376,973)	815,995
1,477,955	816,921	5,098,482	253,901
(25,408)	(9,444)	(20,564)	(2,803)

4,296,270	4,094,203	(2,299,055)	1,067,093

36,147,593	(3,384,387)	276,262	(910,389)
17,571	(901)	7,313	39

36,165,164	(3,385,288)	283,575	(910,350)

40,461,434	708,915	(2,015,480)	156,743

$44,853,531	$2,184,984	$712,592	$627,776

$309,186	$183,748	$58,542	$44,206
$—	$—	$—	$—

39

Statements of Changes in Net Assets

For the years ended May 31, 2018 and 2017

	Invesco Canadian Energy Income ETF (ENY)		Invesco China Real Estate ETF (TAO)
	2018	2017	2018	2017
Operations:
Net investment income	$733,349	$842,025	$4,081,900	$1,230,989
Net realized gain (loss)	(840,721)	(1,483,309)	(710,055)	113,449
Net change in unrealized appreciation (depreciation)	690,896	1,117,587	10,807,512	5,911,699

Net increase in net assets resulting from operations	583,524	476,303	14,179,357	7,256,137

Distributions to Shareholders from:
Net investment income	(851,464)	(846,327)	(3,971,680)	(950,372)

Shareholder Transactions:
Proceeds from shares sold	5,443,957	—	32,072,370	46,360,577
Value of shares repurchased	(7,833,765)	(4,407,991)	(2,973,908)	(21,118,129)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	(2,389,808)	(4,407,991)	29,098,462	25,242,448

Increase (decrease) in Net Assets	(2,657,748)	(4,778,015)	39,306,139	31,548,213

Net Assets:
Beginning of year	24,596,447	29,374,462	44,038,111	12,489,898

End of year	$21,938,699	$24,596,447	$83,344,250	$44,038,111

Undistributed net investment income at end of year	$66,641	$135,517	$574,843	$454,283

Changes in Shares Outstanding:
Shares sold	650,000	—	1,100,000	2,100,000
Shares repurchased	(950,000)	(500,000)	(100,000)	(1,000,000)
Shares outstanding, beginning of year	3,020,000	3,520,000	1,760,000	660,000

Shares outstanding, end of year	2,720,000	3,020,000	2,760,000	1,760,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco China Small Cap ETF (HAO)		Invesco Frontier Markets ETF (FRN)		Invesco MSCI Global Timber ETF (CUT)		Invesco S&P Global Dividend Opportunities Index ETF (LVL)
2018	2017	2018	2017	2018	2017	2018	2017

$2,089,774	$2,152,602	$1,995,265	$1,288,584	$4,392,097	$3,222,390	$1,476,069	$2,818,098
9,404,735	(10,352,159)	3,690,785	(2,423,085)	4,296,270	3,524,416	4,094,203	3,863,991
15,109,775	23,609,157	(2,340,256)	11,742,054	36,165,164	24,475,645	(3,385,288)	3,590,922

26,604,284	15,409,600	3,345,794	10,607,553	44,853,531	31,222,451	2,184,984	10,273,011

(3,252,830)	(3,021,200)	(2,284,088)	(1,546,958)	(3,518,655)	(3,735,200)	(1,765,272)	(2,719,976)

11,812,995	—	33,925,310	17,028,606	9,311,470	13,735,812	—	23,170,327
(26,614,585)	(21,580,496)	(24,745,195)	(1,735,744)	(4,659,172)	(14,080,512)	(23,910,516)	(23,314,340)
—	—	251,008	—	—	—	—	—

(14,801,590)	(21,580,496)	9,431,123	15,292,862	4,652,298	(344,700)	(23,910,516)	(144,013)

8,549,864	(9,192,096)	10,492,829	24,353,457	45,987,174	27,142,551	(23,490,804)	7,409,022

85,687,037	94,879,133	63,834,038	39,480,581	190,202,751	163,060,200	60,058,553	52,649,531

$94,236,901	$85,687,037	$74,326,867	$63,834,038	$236,189,925	$190,202,751	$36,567,749	$60,058,553

$1,345,287	$1,866,978	$153,015	$859,968	$2,841,181	$2,007,980	$17,839	$203,519

400,000	—	2,200,000	1,350,000	300,000	550,000	—	2,240,000
(900,000)	(900,000)	(1,700,000)	(150,000)	(150,000)	(550,000)	(2,160,000)	(2,240,000)
3,400,000	4,300,000	4,640,000	3,440,000	6,900,000	6,900,000	5,520,000	5,520,000

2,900,000	3,400,000	5,140,000	4,640,000	7,050,000	6,900,000	3,360,000	5,520,000

41

Statements of Changes in Net Assets (continued)

For the years ended May 31, 2018 and 2017

	Invesco Shipping ETF (SEA)		Invesco Zacks International Multi-Asset Income ETF (HGI)
	2018	2017	2018	2017
Operations:
Net investment income	$2,728,072	$3,511,559	$471,033	$540,175
Net realized gain (loss)	(2,299,055)	(12,835,162)	1,067,093	602,464
Net change in unrealized appreciation (depreciation)	283,575	9,369,976	(910,350)	1,397,165

Net increase in net assets resulting from operations	712,592	46,373	627,776	2,539,804

Distributions to Shareholders from:
Net investment income	(5,308,659)	(3,310,900)	(440,660)	(556,170)
Return of capital	(71,081)	—	—	—

	(5,379,740)	(3,310,900)	(440,660)	(556,170)

Shareholder Transactions:
Proceeds from shares sold	25,524,866	80,133,626	—	—
Value of shares repurchased	(46,337,290)	(10,609,735)	(3,377,340)	(3,080,112)

Net increase (decrease) in net assets resulting from shares transactions	(20,812,424)	69,523,891	(3,377,340)	(3,080,112)

Increase (decrease) in Net Assets	(25,479,572)	66,259,364	(3,190,224)	(1,096,478)

Net Assets:
Beginning of year	103,484,280	37,224,916	15,132,466	16,228,944

End of year	$78,004,708	$103,484,280	$11,942,242	$15,132,466

Undistributed net investment income at end of year	$(1,698,503)	$1,052,504	$14,283	$(17,190)

Changes in Shares Outstanding:
Shares sold	2,200,000	6,800,000	—	—
Shares repurchased	(4,100,000)	(900,000)	(200,000)	(200,000)
Shares outstanding, beginning of year	9,000,000	3,100,000	900,000	1,100,000

Shares outstanding, end of year	7,100,000	9,000,000	700,000	900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights

Invesco Canadian Energy Income ETF (ENY)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$8.14	$8.35	$10.74	$16.36	$14.51
Income from investment operations:
Net investment income(a)	0.26	0.26	0.29	0.41	0.42
Net gain (loss) on investments (realized and unrealized)	(0.03)	(0.21)	(2.39)	(5.63)	1.88
Total from investment operations	0.23	0.05	(2.10)	(5.22)	2.30
Less distributions from:
Net investment income	(0.30)	(0.26)	(0.29)	(0.40)	(0.39)
Return of capital	—	—	—	—	(0.06)
Total distributions to shareholders	(0.30)	(0.26)	(0.29)	(0.40)	(0.45)
Net asset value, end of year	$8.07	$8.14	$8.35	$10.74	$16.36
Market price, end of year	$8.02 (b)	$8.09	$8.33	$10.79	$16.44
Net Asset Value Total Return(c)	2.78%	0.36%	(19.34)%	(32.39)%	16.30%
Market Price Total Return(c)	2.78%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$21,939	$24,596	$29,374	$42,082	$46,127
Ratio to average net assets of:
Expenses, after Waivers	0.66%	0.66%	0.69%	0.70%	0.71%
Expenses, prior to Waivers	0.88%	0.90%	0.87%	0.79%	0.80%
Net investment income, after Waivers	3.14%	2.95%	3.68%	3.15%	2.87%
Portfolio turnover rate(d)	28%	22%	35%	28%	80%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco China Real Estate ETF (TAO)

	Year Ended May 31,
	2018		2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$25.02		$18.92	$24.50	$20.52	$22.03
Income from investment operations:
Net investment income(a)	1.74	(b)	0.68	0.81	0.66	0.68
Net gain (loss) on investments (realized and unrealized)	5.09		5.82	(5.42)	3.86	(1.54)
Total from investment operations	6.83		6.50	(4.61)	4.52	(0.86)
Less distributions from:
Net investment income	(1.65)		(0.40)	(0.97)	(0.54)	(0.65)
Total distributions to shareholders	(1.65)		(0.40)	(0.97)	(0.54)	(0.65)
Net asset value, end of year	$30.20		$25.02	$18.92	$24.50	$20.52
Market price, end of year	$30.28	(c)	$25.14	$18.83	$24.55	$20.43
Net Asset Value Total Return(d)	27.61%		34.94%	(19.05)%	22.50%	(3.82)%
Market Price Total Return(d)	27.37%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$83,344		$44,038	$12,490	$34,548	$22,778
Ratio to average net assets of:
Expenses, after Waivers	0.70%		0.70%	0.70%	0.70%	0.71%
Expenses, prior to Waivers	0.81%		0.99%	1.15%	0.88%	0.95%
Net investment income, after Waivers	5.95	%(b)	3.14%	3.94%	3.04%	3.32%
Portfolio turnover rate(e)	20%		17%	32%	16%	9%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.82 and 2.82%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Financial Highlights (continued)

Invesco China Small Cap ETF (HAO)

	Year Ended May 31
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$25.20	$22.06	$34.78	$24.72	$24.68
Income from investment operations:
Net investment income(a)	0.66	0.55	0.72	0.51	0.56
Net gain (loss) on investments (realized and unrealized)	7.69	3.35	(12.50)	10.14	0.03
Total from investment operations	8.35	3.90	(11.78)	10.65	0.59
Less distributions from:
Net investment income	(1.05)	(0.76)	(0.94)	(0.59)	(0.55)
Total distributions to shareholders	(1.05)	(0.76)	(0.94)	(0.59)	(0.55)
Net asset value, end of year	$32.50	$25.20	$22.06	$34.78	$24.72
Market price, end of year	$32.46 (b)	$24.97	$22.04	$34.56	$24.70
Net Asset Value Total Return(c)	33.51%	18.05%	(34.14)%	43.88%	2.24%
Market Price Total Return(c)	34.61%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$94,237	$85,687	$94,879	$299,087	$206,421
Ratio to average net assets of:
Expenses, after Waivers	0.75%	0.75%	0.75%	0.75%	0.76%
Expenses, prior to Waivers	0.81%	0.90%	0.87%	0.83%	0.84%
Net investment income, after Waivers	2.24%	2.27%	2.83%	1.86%	2.23%
Portfolio turnover rate(d)	34%	27%	28%	31%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Frontier Markets ETF (FRN)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$13.76	$11.48	$13.23	$16.79	$17.41
Income from investment operations:
Net investment income(a)	0.42	0.34	0.34	0.23	0.38
Net gain (loss) on investments (realized and unrealized)	0.77	2.41	(1.89)	(3.36)	(0.35)
Total from investment operations	1.19	2.75	(1.55)	(3.13)	0.03
Less distributions from:
Net investment income	(0.54)	(0.47)	(0.20)	(0.43)	(0.65)
Total distributions to shareholders	(0.54)	(0.47)	(0.20)	(0.43)	(0.65)
Transaction fees(a)	0.05	—	—	—	—
Net asset value, end of year	$14.46	$13.76	$11.48	$13.23	$16.79
Market price, end of year	$14.35 (b)	$13.74	$11.33	$13.33	$16.86
Net Asset Value Total Return(c)	8.89%	24.72%	(11.59)%	(18.75)%	0.24%
Market Price Total Return(c)	8.23%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$74,327	$63,834	$39,481	$62,058	$87,970
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.71%
Expenses, prior to Waivers	1.15%	1.17%	1.28%	0.77%	0.81%
Net investment income, after Waivers	2.83%	2.83%	2.96%	1.50%	2.28%
Portfolio turnover rate(d)	98%	74%	57%	94%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Financial Highlights (continued)

Invesco MSCI Global Timber ETF (CUT)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$27.57	$23.63	$26.28	$25.37	$22.19
Income from investment operations:
Net investment income(a)	0.63	0.47	0.67	0.61	0.53
Net gain (loss) on investments (realized and unrealized)	5.80	3.99	(2.96)	0.99	3.01
Total from investment operations	6.43	4.46	(2.29)	1.60	3.54
Less distributions from:
Net investment income	(0.50)	(0.52)	(0.36)	(0.69)	(0.36)
Net asset value, end of year	$33.50	$27.57	$23.63	$26.28	$25.37
Market price, end of year	$33.54 (b)	$27.52	$23.59	$26.26	$25.33
Net Asset Value Total Return(c)	23.42%	19.09%	(8.72)%	6.50%	15.93%
Market Price Total Return(c)	23.79%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$236,190	$190,203	$163,060	$199,709	$253,668
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.57%	0.60%	0.70%	0.71%
Expenses, prior to Waivers	0.67%	0.70%	0.75%	0.76%	0.75%
Net investment income, after Waivers	2.02%	1.85%	2.83%	2.44%	2.18%
Portfolio turnover rate(d)	10%	8%	60%	29%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P Global Dividend Opportunities Index ETF (LVL)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$10.88	$9.54	$11.77	$14.01	$13.07
Income from investment operations:
Net investment income(a)	0.30	0.51	0.52	0.65	0.80
Net gain (loss) on investments (realized and unrealized)	0.03	1.33	(2.20)	(2.18)	1.03
Total from investment operations	0.33	1.84	(1.68)	(1.53)	1.83
Less distributions from:
Net investment income	(0.33)	(0.50)	(0.55)	(0.71)	(0.89)
Net asset value, end of year	$10.88	$10.88	$9.54	$11.77	$14.01
Market price, end of year	$10.86 (b)	$10.85	$9.49	$11.76	$14.08
Net Asset Value Total Return(c)	3.07%	19.90%	(14.31)%	(11.23)%	14.89%
Market Price Total Return(c)	3.17%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$36,568	$60,059	$52,650	$76,292	$99,774
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.64%	0.64%	0.65%	0.66%
Expenses, prior to Waivers	0.77%	0.77%	0.77%	0.74%	0.75%
Net investment income, after Waivers	2.73%	5.00%	5.46%	5.16%	6.14%
Portfolio turnover rate(d)	66%	107%	85%	74%	94%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Financial Highlights (continued)

Invesco Shipping ETF (SEA)

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$11.50	$12.01	$19.60	$22.68	$17.51
Income from investment operations:
Net investment income(a)	0.30	0.57	1.02	0.99	0.56
Net gain (loss) on investments (realized and unrealized)	(0.21)	(0.38)	(7.15)	(3.35)	5.06
Total from investment operations	0.09	0.19	(6.13)	(2.36)	5.62
Less distributions from:
Net investment income	(0.59)	(0.70)	(1.46)	(0.72)	(0.45)
Return of capital	(0.01)	—	—	—	—
Total distributions to shareholders	(0.60)	(0.70)	(1.46)	(0.72)	(0.45)
Net asset value, end of year	$10.99	$11.50	$12.01	$19.60	$22.68
Market price, end of year	$10.96 (b)	$11.49	$12.00	$19.55	$22.69
Net Asset Value Total Return(c)	0.58%	1.83%	(32.56)%	(10.52)%	32.57%
Market Price Total Return(c)	0.40%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$78,005	$103,484	$37,225	$70,577	$117,953
Ratio to average net assets of:
Expenses	0.65%	0.65%	0.65%	0.65%	0.66%
Net investment income	2.58%	4.84%	6.95%	4.82%	2.72%
Portfolio turnover rate(d)	37%	24%	34%	27%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Zacks International Multi-Asset Income ETF (HGI)

	Year Ended May 31,
	2018		2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of year	$16.81		$14.75	$17.65	$19.61	$17.26
Income from investment operations:
Net investment income(a)	0.60		0.53	0.54	0.70	0.65
Net gain (loss) on investments (realized and unrealized)	0.20		2.07	(2.89)	(2.00)	2.41
Total from investment operations	0.80		2.60	(2.35)	(1.30)	3.06
Less distributions from:
Net investment income	(0.55)		(0.54)	(0.55)	(0.66)	(0.68)
Return of capital	—		—	—	—	(0.03)
Total distributions to shareholders	(0.55)		(0.54)	(0.55)	(0.66)	(0.71)
Net asset value, end of year	$17.06		$16.81	$14.75	$17.65	$19.61
Market price, end of year	$17.02	(b)	$16.79	$14.66	$17.60	$19.74
Net Asset Value Total Return(c)	4.82%		18.09%	(13.30)%	(6.64)%	18.23%
Market Price Total Return(c)	4.71%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$11,942		$15,132	$16,229	$26,480	$33,344
Ratio to average net assets of:
Expenses, after Waiver	0.70	%(d)	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waiver	1.29	%(d)	1.37%	1.13%	0.97%	0.84%
Net investment income, after Waivers	3.51%		3.45%	3.56%	3.81%	3.70%
Portfolio turnover rate(e)	99%		103%	117%	108%	85%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

May 31, 2018

Note 1—Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”), formerly PowerShares Exchange-Traded Fund Trust II, was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco Canadian Energy Income ETF	Guggenheim Canadian Energy Income ETF	“Canadian Energy Income ETF”
Invesco China Real Estate ETF	Guggenheim China Real Estate ETF	“China Real Estate ETF”
Invesco China Small Cap ETF	Guggenheim China Small Cap ETF	“China Small Cap ETF”
Invesco Frontier Markets ETF	Guggenheim Frontier Markets ETF	“Frontier Markets ETF”
Invesco MSCI Global Timber ETF	Guggenheim MSCI Global Timber ETF	“MSCI Global Timber ETF”
Invesco S&P Global Dividend Opportunities Index ETF	Guggenheim S&P Global Dividend Opportunities Index ETF	“S&P Global Dividend Opportunities Index ETF”
Invesco Shipping ETF	Guggenheim Shipping ETF	“Shipping ETF”
Invesco Zacks International Multi-Asset Income ETF	Guggenheim International Multi-Asset Income ETF	“Zacks International Multi-Asset Income ETF”

Effective June 4, 2018, the Funds’ names changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

Each Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of a corresponding fund of the Claymore Exchange-Traded Fund Trust 2, and Claymore Exchange-Traded Fund Trust for S&P Global Dividend Opportunities Index ETF (each a “Predecessor Fund”) after the close of business on April 6, 2018, or May 18, 2018 for Canadian Energy Income ETF and China Small Cap ETF (each a “Reorganization”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund. Information presented prior to the close of business on April 6, 2018 or May 18, 2018, as applicable, is that of the Predecessor Fund.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek investment results that correspond to the performance, before the Fund’s fees and expenses, of each Fund’s respective index listed below (each, an Underlying Index):

Fund	Underlying Index
Canadian Energy Income ETF	S&P/TSX High Income Energy Index
China Real Estate ETF	AlphaShares China Real Estate Index
China Small Cap ETF	AlphaShares China Small Cap Index
Frontier Markets ETF	BNY Mellon New Frontier Index
MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index
S&P Global Dividend Opportunities Index ETF	S&P Global Dividend Opportunities Index
Shipping ETF	Dow Jones Global Shipping Index
Zacks International Multi-Asset Income ETF	Zacks International Multi-Asset Income Index

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Note 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

48

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Asset Class Risk. The securities in each Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other AP is able to step forward to create or redeem Creation Units, that Fund’s Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Securities Risk. Each Fund is subject to the risk that the value of the equity securities and equity-based derivatives, if any, in each Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which each Fund has investment exposure.

Tracking Error Risk. The performance of each Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. Each Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease each Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on each Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, each Fund may use a representative sampling approach, which may cause each Fund’s returns to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, each Fund may be unable to invest in certain securities included in its Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent each Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), each Fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, each Fund may sell certain securities, and such sale may cause each Fund to realize a loss and, thus, each Fund’s performance to deviate from the performance of the Underlying Index. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its Underlying Index.

Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversification Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

49

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators regularly pass new laws that affect the investments held by a Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Micro-Capitalization Securities Risk. For China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF and Shipping ETF, micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Small- and Mid-Capitalization Securities Risk. Small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Passive Management Risk. Each Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Therefore, each Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity then developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

REIT Risk. For China Real Estate ETF, MSCI Global Timber ETF and Zacks International Multi-Asset Income ETF, in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and each Fund and its shareholders will incur its pro rata share of the underlying expenses.

Investment in Investment Companies Risk. For S&P Global Dividend Opportunities Index ETF, investing in other investment companies, including exchange-traded funds (“ETFs”), business development companies and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs. In addition, investments by the Fund in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed end fund’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s or closed-end fund’s shares.

Depositary Receipt Risk. Each Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in each Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of each Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Portfolio Turnover Risk. Zacks International Multi-Asset Income ETF may engage in active and frequent trading of its portfolio securities to reflect the rebalancing of the Underlying Index. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Foreign Securities and Currency Risk. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs. Because foreign exchanges may be open on days when a Fund does not price its shares, the value of the non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your shares. As a result, trading spreads and the resulting premium or discount on the shares may widen, and, therefore, increase the difference between the market price of the shares and the NAV of such shares. Securities exchanges or foreign governments may

50

adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

C. Country Determination

For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

E. Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Investment Transactions and Investment Income

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes

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in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

G. Dividends and Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Frequency
Canadian Energy Income ETF	Quarterly
China Real Estate ETF	Annually
China Small Cap ETF	Annually
Frontier Markets ETF	Annually
MSCI Global Timber ETF	Annually
S&P Global Dividend Opportunities Index ETF	Quarterly
Shipping ETF	Quarterly
Zacks International Multi-Asset Income ETF	Quarterly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds file tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

I. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for Shipping ETF) is responsible for all of its expenses, including the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

Shipping ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

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To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

J. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Note 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each of the following Funds accrues daily and pays monthly to the Adviser an annual fee equal to a percentage of its average daily net assets as follows:

Fund	Management Fees (as a % of Net Assets)
Canadian Energy Income ETF	0.50%
China Real Estate ETF	0.50%
China Small Cap ETF	0.55%
Frontier Markets ETF	0.50%
MSCI Global Timber ETF	0.50%
S&P Global Dividend Opportunities Index ETF	0.50%
Zacks International Multi-Asset Income ETF	0.50%

Pursuant to another Investment Advisory Agreement, Shipping ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee equal to 0.65% of its average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of Shipping ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Prior to the Reorganization, the Predecessor Funds were managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and each acquired Fund paid GFIA an investment advisory fee calculated at the same annualized rates as disclosed above for each respective Fund.

Effective on the Reorganization, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding the percentage of the Fund’s average daily net assets listed below per year through at least December 31, 2020 for Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, Frontier Markets ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF. The Adviser also has agreed to waive a portion of the unitary management fee for Shipping ETF through at least April 6, 2020 to prevent the expenses (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes, and litigation expenses and other extraordinary expenses) of Shipping ETF from exceeding 0.65%. Neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Fund	Expense Cap
Canadian Energy Income ETF	0.65%
China Real Estate ETF	0.65%
China Small Cap ETF	0.70%
Frontier Markets ETF	0.65%
MSCI Global Timber ETF	0.55%
S&P Global Dividend Opportunities Index ETF	0.60%
Zacks International Multi-Asset Income ETF	0.65%

Prior to the Reorganization, GFIA limited expenses for the Predecessors Funds shown above in the table to the same expense caps.

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Further, the Adviser agrees to reimburse each Fund listed below in the amount equal to the licensing fees that each Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed the following percentages:

Fund	Limit	Contract End Date
Canadian Energy Income ETF	0.66%	12/31/20
China Real Estate ETF	0.70%	12/31/20
China Small Cap ETF	0.75%	12/31/20
Frontier Markets ETF	0.70%	12/31/20
MSCI Global Timber ETF	0.55%	12/31/20
S&P Global Dividend Opportunities Index ETF	0.64%	12/31/20
Zacks International Multi-Asset Income ETF	0.70%	12/31/20

Additionally, through at least August 31, 2020, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investment in money market funds managed by that affiliate (excluding investment of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period June 1, 2017 to April 6, 2018, GFIA waived fees and/or paid Fund expenses for each Fund and for the period after the close of business on April 6, 2018 to May 31, 2018, the Adviser waived fees in the following amounts:

	Period after the close of business		Period June 1, 2017
Fund	April 6, 2018 to May 31, 2018		to April 6, 2018
Canadian Energy Income ETF	$11,234	*	$40,670	**
China Real Estate ETF	31,615		42,699
China Small Cap ETF	—	*	59,308	**
Frontier Markets ETF	60,956		256,244
MSCI Global Timber ETF	54,500		200,825
S&P Global Dividend Opportunities Index ETF	25,090		45,225
Shipping ETF	—		—
Zacks International Multi-Asset Income ETF	17,590		61,570

*	For the period after the close of business May 18, 2018 to May 31, 2018
**	For the period June 1, 2017 to May 18, 2018

Except for Shipping ETF, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expense were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. Amounts waived by GFIA prior to the Reorganization are not subject to recapture.

For the following Funds, the amounts available for potential recapture by the Adviser and the expiration schedule at May 31, 2018 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
Fund		5/31/19	5/31/20	5/31/21
Canadian Energy Income ETF	$11,234	$—	$—	$11,234
China Real Estate ETF	31,613	—	—	31,613
China Small Cap ETF	—	—	—	—
Frontier Markets ETF	60,879	—	—	60,879
MSCI Global Timber ETF	53,954	—	—	53,954
S&P Global Dividend Opportunities Index ETF	25,090	—	—	25,090
Zacks International Multi-Asset Income ETF	17,590	—	—	17,590

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for each Predecessor Fund adopted a distribution and service plan pursuant to rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Funds under this plan.

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The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for each Predecessor Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with the following entities (each a “Licensor”):

Fund	Licensor
Canadian Energy Income ETF	S&P Dow Jones Indices LLC
China Real Estate ETF	AlphaShares
China Small Cap ETF	AlphaShares
Frontier Markets ETF	The Bank of New York Corporation
MSCI Global Timber ETF	MSCI, Inc.
S&P Global Dividend Opportunities Index ETF	S&P Dow Jones Indices LLC
Shipping ETF	CME Group Index Services LLC
Zacks International Multi-Asset Income ETF	Zacks Investment Research, Inc.

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Prior to the Reorganization, each Underlying Index name trademark had been licensed to GFIA for use by the corresponding Predecessor Fund. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

Note 4—Investments in Affiliates

The Adviser also serves as the adviser for Invesco India ETF, and therefore Invesco India ETF is considered to be affiliated with the Funds. The table below shows MSCI Global Timber ETF’s transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended May 31, 2018.

MSCI Global Timber ETF

	Value May 31, 2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value May 31, 2018	Dividend Income
Invesco India ETF	$—	$515,407	$(91,722)	$(12,938)	$(2,961)	$407,786	$526

Note 5—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of May 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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Each Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the fiscal year ended May 31, 2018, there were no transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
China Real Estate ETF
Investments in Securities
Common Stocks & Other Equity Interests	$83,199,004	$—	$0	$83,199,004

China Small Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$93,732,663	$—	$351,577	$94,084,240

Frontier Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$74,018,801	$—	$0	$74,018,801

MSCI Global Timber ETF
Investments in Securities
Common Stocks & Other Equity Interests	$233,156,465	$—	$0	$233,156,465

Note 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholder Paid during the Fiscal Years ended May 31, 2018 and 2017:

	2018		2017
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Canadian Energy Income ETF	$851,464	$—	$846,327	$—
China Real Estate ETF	3,971,680	—	950,372	—
China Small Cap ETF	3,252,830	—	3,021,200	—
Frontier Markets ETF	2,284,088	—	1,546,958	—
MSCI Global Timber ETF	3,518,655	—	3,735,200	—
S&P Global Dividend Opportunities Index ETF	1,765,272	—	2,719,976	—
Shipping ETF	5,308,659	71,081	3,310,900	—
Zacks International Multi·Asset Income ETF	440,660	—	556,170	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investments	Net Unrealized Appreciation (Depreciation)— Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Canadian Energy Income ETF	$56,810	$—	$(5,153,298)	$(597)	$(84,415,834)	$—	$111,451,618	$21,938,699
China Real Estate ETF	1,170,708	—	11,496,081	(156)	(11,736,752)	—	82,414,369	83,344,250
China SmallCap ETF	1,977,974	—	(2,439,710)	359	(58,917,735)	—	153,616,013	94,236,901
Frontier Markets ETF	240,611	—	3,678,412	5,622	(69,493,929)	—	139,896,151	74,326,867
MSCI Global Timber ETF	2,841,181	—	69,473,594	8,810	(25,547,005)	—	189,413,345	236,189,925
S&P Global Dividend Opportunities Index ETF	58,064	—	(1,226,842)	1,270	(40,422,478)	—	78,157,735	36,567,749
Shipping ETF	—	(1,489,070)	(13,937,136)	17,693	(25,347,057)	(204,741)	118,965,019	78,004,708
Zacks International Multi-Asset Income ETF	25,945	—	(157,131)	(466)	(32,581,642)	—	44,655,536	11,942,242

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards for each Fund as of May 31, 2018:

		Not subject to expiration
	2019	Short-Term	Long-Term	Total*	Expired
Canadian Energy Income ETF	$713,500	$50,401,200	$33,301,134	$84,415,834	$12,656,635
China Real Estate ETF	6,818,237	1,065,037	3,853,478	11,736,752	4,375,466
China Small Cap ETF	—	7,038,318	51,879,417	58,917,735	5,907,224
Frontier Markets ETF	364,152	8,595,436	60,534,341	69,493,929	3,686,218
MSCI Global Timber ETF	1,561,810	11,816,961	12,168,234	25,547,005	17,944,749
S&P Global Dividend Opportunities Index ETF	872,241	15,989,755	23,560,482	40,422,478	2,131,832
Shipping ETF	—	5,387,920	19,959,137	25,347,057	—
Zacks International Multi-Asset Income ETF	2,491,614	18,786,606	11,303,422	32,581,642	3,876,528

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7—Securities Lending

During the fiscal year ended May 31, 2018, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 8—Investment Transactions

For the fiscal year ended May 31, 2018, the cost of securities purchased and proceeds from sales of securities, (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any), were as follows:

	Purchases	Sales
Canadian Energy Income ETF	$6,458,948	$6,444,406
China Real Estate ETF	13,994,035	13,611,009
China Small Cap ETF	31,949,876	32,989,995
Frontier Markets ETF	75,444,945	68,809,354
MSCI Global Timber ETF	22,274,548	23,238,543
S&P Global Dividend Opportunities Index ETF	35,307,249	35,445,647
Shipping ETF	38,325,270	38,947,455
Zacks International Multi-Asset Income ETF	13,312,920	13,253,132

For the fiscal year ended May 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Canadian Energy Income ETF	$5,414,735	$7,802,541
China Real Estate ETF	31,809,130	2,941,793
China Small Cap ETF	11,838,008	26,187,725

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	Cost of Securities Received	Value of Securities Delivered
Frontier Markets ETF	9,945,895	7,958,155
MSCI Global Timber ETF	8,850,992	4,437,030
S&P Global Dividend Opportunities Index ETF	—	23,764,149
Shipping ETF	25,447,443	46,255,213
Zacks International Multi-Asset Income ETF	—	3,355,915

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At May 31, 2018, the aggregate cost of investment, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)		Cost
Canadian Energy Income ETF	$130,828	$(5,284,126)	$	{5,153,298)	$27,091,052
China Real Estate ETF	15,267,852	(3,771,771)		11,496,081	71,702,923
China Small Cap ETF	18,283,714	{20,723,424)		(2,439,710)	96,523,950
Frontier Markets ETF	8,639,409	(4,960,997)		3,678,412	70,340,389
MSCI Global Timber ETF	75,360,637	(5,887,043)		69,473,594	163,682,871
S&P Global Dividend Opportunities Index ETF	1,943,975	(3,170,817)		(1,226,842)	37,754,016
Shipping ETF	4,142,707	(18,079,843)		(13,937,136}	91,830,765
Zacks International Multi-Asset Income ETF	776,338	(933,469}		(157,131}	12,085,490

Note 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net asset of each Fund. For the fiscal year ended May 31, 2018, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Canadian Energy Income ETF	$49,239	$12,733,039	$(12,782,278)
China Real Estate ETF	10,340	3,546,286	(3,556,626)
China Small Cap ETF	641,365	(4,102,644)	3,461,279
Frontier Markets ETF	(418,130)	779,884	(361,754)
MSCI Global Timber ETF	(40,241)	16,645,512	(16,605,271)
S&P Global Dividend Opportunities Index ETF	103,523	1,226,480	(1,330,003)
Shipping ETF	(170,420)	(862,904)	1,033,324
Zacks International Multi-Asset Income ETF	1,100	3,629,097	(3,630,197)

Note 10—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by each Fund to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Shipping ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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Note 11—Capital

Shares are issued and redeemed by the Funds only in creation units of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participating Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12—Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 13—Significant Event

On April 19, 2018, the Board of Trustees of Invesco Exchange-Traded Fund Trust II approved a change in fiscal year end for Canadian Energy Income ETF, China Real Estate ETF, China Small Cap ETF, Frontier Market ETF, MSCI Global Timber ETF, S&P Global Dividend Opportunities Index ETF and Zacks International Multi-Asset Income ETF funds from May 31 to October 31, effective October 31, 2018 and for Shipping ETF from May 31 to August 31, effective August 31, 2018.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Canadian Energy Income ETF, Invesco China Real Estate ETF, Invesco China Small Cap ETF, Invesco Frontier Markets ETF, Invesco MSCI Global Timber ETF, Invesco S&P Global Dividend Opportunities Index ETF, Invesco Shipping ETF and Invesco Zacks International Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eight of the funds constituting Invesco Exchange-Traded Fund Trust II (formerly known as PowerShares Exchange-Traded Fund Trust II), hereafter collectively referred to as the “Funds”) as of May 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2018, the results of each of their operations, changes in each of their net assets and each of the financial highlights for the year ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Formerly Known As	Predecessor Fund
Invesco Canadian Energy Income ETF	PowerShares Canadian Energy Income Portfolio	Guggenheim Canadian Energy Income ETF
Invesco China Real Estate ETF	PowerShares China Real Estate Portfolio	Guggenheim China Real Estate ETF
Invesco China Small Cap ETF	PowerShares China Small Cap Portfolio	Guggenheim China Small Cap ETF
Invesco Frontier Markets ETF	PowerShares Frontier Markets Portfolio	Guggenheim Frontier Markets ETF
Invesco MSCI Global Timber ETF	PowerShares MSCI Global Timber Portfolio	Guggenheim MSCI Global Timber ETF
Invesco S&P Global Dividend Opportunities Index ETF	PowerShares S&P Global Dividend Opportunities Index Portfolio	Guggenheim S&P Global Dividend Opportunities Index ETF
Invesco Shipping ETF	PowerShares Shipping Portfolio	Guggenheim Shipping ETF
Invesco Zacks International Multi-Asset Income ETF	PowerShares Zacks International Multi-Asset Income Portfolio	Guggenheim International Multi-Asset Income ETF

The financial statements as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

July 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Change in Independent Registered Public Accounting Firm

The Board of Trustees appointed, upon recommendation of the Audit Committee, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Funds for the Funds’ current fiscal year. PwC serves as the independent registered public accounting firm for other Invesco ETFs.

Prior to April 6, 2018, each of the Predecessor Funds was a separate series of an unaffiliated investment company that was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor for the Funds’ current fiscal year.

Effective April 9, 2018, the Prior Auditor resigned as the independent registered public accounting firm of the Predecessor Funds. The Prior Auditor’s report on the financial statements of the Predecessor Funds for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Funds’ two most recent fiscal years and through April 9, 2018, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

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Fees and Expenses

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, (excluding Invesco Shipping ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Invesco Shipping ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder of the Invesco Shipping ETF may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended May 31, 2018

In addition to the fees and expenses which the Invesco Zacks International Multi-Asset Income ETF (the “Fund”) bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the investment companies have varied expenses and fee levels and the Fund may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Canadian Energy Income ETF (ENY)
Actual	$1,000.00	$987.20	0.58%	$2.87
Hypothetical (5% return before expenses)	1,000.00	1,022.04	0.58	2.92
Invesco China Real Estate ETF (TAO)
Actual	1,000.00	1,082.70	0.70	3.63
Hypothetical (5% return before expenses)	1,000.00	1,021.44	0.70	3.53
Invesco China Small Cap ETF (HAO)
Actual	1,000.00	1,141.70	0.75	4.00
Hypothetical (5% return before expenses)	1,000.00	1,021.19	0.75	3.78
Invesco Frontier Markets ETF (FRN)
Actual	1,000.00	1,000.90	0.70	3.49
Hypothetical (5% return before expenses)	1,000.00	1,021.44	0.70	3.53

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Fees and Expenses (continued)

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco MSCI Global Timber ETF (CUT)
Actual	$1,000.00	$1,080.20	0.55%	$2.85
Hypothetical (5% return before expenses)	1,000.00	1,022.19	0.55	2.77
Invesco S&P Global Dividend Opportunities Index ETF (LVL)
Actual	1,000.00	972.50	0.63	3.10
Hypothetical (5% return before expenses)	1,000.00	1,021.79	0.63	3.18
Invesco Shipping ETF (SEA)
Actual	1,000.00	981.90	0.65	3.21
Hypothetical (5% return before expenses)	1,000.00	1,023.36	0.65	3.28
Invesco Zacks International Multi-Asset Income ETF (HGI)
Actual	1,000.00	1,006.10	0.70	3.50
Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.70	3.53

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended May 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 182/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended May 31, 2018:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
Invesco Canadian Energy Income ETF	79%	0%
Invesco China Real Estate ETF	6%	0%
Invesco China Small Cap ETF	25%	0%
Invesco Frontier Markets ETF	62%	1%
Invesco MSCI Global Timber ETF	100%	44%
Invesco S&P Global Dividend Opportunities Index ETF	79%	33%
Invesco Shipping ETF	23%	3%
Invesco Zacks International Multi-Asset Income ETF	87%	15%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Proxy Results

Special Meetings (“Meetings”) of Shareholders of Guggenheim China Real Estate ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim MSCI Global Timber ETF, Guggenheim S&P Global Dividend Opportunities Index ETF and Guggenheim Shipping ETF were held on Friday, March 16, 2018. The Meetings were held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim China Real Estate ETF into PowerShares China Real Estate Portfolio (now known as the Invesco China Real Estate ETF); Guggenheim Frontier Markets ETF into PowerShares Frontier Markets Portfolio (now known as the Invesco Frontier Markets ETF); Guggenheim International Multi-Asset Income ETF into PowerShares Zacks International Multi-Asset Income Portfolio (now known as the Invesco Zacks International Multi-Asset Income ETF); Guggenheim MSCI Global Timber ETF into PowerShares MSCI Global Timber Portfolio (now known as the Invesco MSCI Global Timber ETF); Guggenheim S&P Global Dividend Opportunities Index ETF into PowerShares S&P Global Dividend Opportunities Index Portfolio (now known as the Invesco S&P Global Dividend Opportunities Index ETF); and Guggenheim Shipping ETF into PowerShares Shipping Portfolio (now known as the Invesco Shipping ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.
Guggenheim China Real Estate ETF	1,033,840	33,365	181,742	N/A
Guggenheim Frontier Markets ETF	2,112,399	36,468	224,593	N/A
Guggenheim International Multi-Asset Income ETF	409,208	8,591	65,246	N/A
Guggenheim MSCI Global Timber ETF	3,178,249	33,816	492,791	N/A
Guggenheim S&P Global Dividend Opportunities Index ETF	2,372,584	61,567	215,259	N/A
Guggenheim Shipping ETF	4,249,636	61,442	171,263	N/A

Special Meetings (“Meetings”) of Shareholders of Guggenheim Canadian Energy Income ETF and Guggenheim China Small Cap ETF were held on Tuesday, April 10, 2018. The Meetings were held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Guggenheim Canadian Energy Income ETF into PowerShares Canadian Energy Income Portfolio (now known as the Invesco Canadian Energy Income ETF) and Guggenheim China Small Cap ETF into PowerShares China Small Cap Portfolio (now known as the Invesco China Small Cap ETF).

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approve an Agreement and Plan of Reorganization.
Guggenheim Canadian Energy Income ETF	1,220,232	45,675	127,913	N/A
Guggenheim China Small Cap ETF	1,252,526	46,459	276,019	N/A

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of May 31, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	206	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	206	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	206	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	206	None

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	206	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	206	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years

Philip M. Nussbaum—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	206	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	206	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global ETF Administration, Invesco Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

70

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

71

Board Considerations Regarding Approval of Investment Advisory Agreement for

PowerShares Canadian Energy Income Portfolio

PowerShares China Real Estate Portfolio

PowerShares China Small Cap Portfolio

PowerShares Frontier Markets Portfolio

PowerShares MSCI Global Timber Portfolio

PowerShares S&P Global Dividend Opportunities Index Portfolio

PowerShares S&P Global Water Index Portfolio

PowerShares Solar Portfolio

PowerShares Zacks International Multi-Asset Income Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed advisory fee and net expense ratio for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the advisory fee and net expense ratio, that would be reorganized into the Fund (a “Reorganization”) in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The Trustees noted that the fee data provided by the Adviser included only seven passive peer ETFs for PowerShares S&P Global Dividend Opportunities Index Portfolio and only eight passive peer ETFs for PowerShares China Real Estate Portfolio. The Trustees also considered fee and expense data on Adviser-identified selected peers for certain Funds. The Trustees noted that the proposed annual advisory fee to be charged to each Fund, except for PowerShares China Small Cap Portfolio, is 0.50% of the average daily net assets for each Fund. The Trustees noted that the proposed annual advisory fee to be charged to PowerShares China Small Cap Portfolio is 0.55% of the average daily net assets of the Fund.

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or reimburse Fund expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC.

72

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

that Fund’s average daily net assets as set forth in the table below, excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, through the later of two years from the closing date of the Reorganization or December 31, 2020 for each Fund except PowerShares S&P Global Water Index Portfolio and PowerShares Solar Portfolio, and through two years from the closing date of the Reorganization for PowerShares S&P Global Water Index Portfolio and PowerShares Solar Portfolio:

Fund	Fee Waiver
PowerShares Canadian Energy Income Portfolio	0.66%
PowerShares China Real Estate Portfolio	0.70%
PowerShares China Small Cap Portfolio	0.75%
PowerShares Frontier Markets Portfolio	0.70%
PowerShares MSCI Global Timber Portfolio	0.55%
PowerShares S&P Global Dividend Opportunities Index Portfolio	0.64%
PowerShares S&P Global Water Index Portfolio	0.63%
PowerShares Solar Portfolio	0.70%
PowerShares Zacks International Multi-Asset Income Portfolio	0.70%

The Trustees noted each Fund’s proposed contractual advisory fee as compared to the median net advisory fees of its peer groups and select peer groups, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)[1]	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[2]
PowerShares Canadian Energy Income Portfolio	Higher than median (15)	N/A	Lower than median (29)	N/A
PowerShares China Real Estate Portfolio	Higher than median (8)	Higher than median (1)	Lower than median (12)	N/A
PowerShares China Small Cap Portfolio	Lower than median (21)	N/A	Lower than median (19)	Lower than median (2)
PowerShares Frontier Markets Portfolio	Lower than median (54)	Higher than median (7)	Lower than median (211)	Lower than median (1)
PowerShares MSCI Global Timber Portfolio	Higher than median (18)	Higher than median (1)	Lower than median (3)	Higher than median (1)
PowerShares S&P Global Dividend Opportunities Index Portfolio	Lower than median (7)	Higher than median (2)	Lower than median (35)	Lower than median (4)
PowerShares S&P Global Water Index Portfolio	Higher than median (15)	N/A	Lower than median (29)	Higher than median (1)
PowerShares Solar Portfolio	Higher than median (15)	N/A	Lower than median (29)	Higher than median (4)
PowerShares Zacks International Multi-Asset Income Portfolio	Same as median (42)	Higher than median (2)	Lower than median (21)	Higher than median (2)

73

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

The Trustees also noted each Fund’s net expense ratio as compared to the median net expense ratios of its peer groups and select peer group, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)[1]	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[2]
PowerShares Canadian Energy Income Portfolio	Higher than median (15)	N/A	Lower than median (29)	N/A
PowerShares China Real Estate Portfolio	Higher than median (8)	Higher than median (1)	Lower than median (12)	N/A
PowerShares China Small Cap Portfolio	Higher than median (21)	N/A	Lower than median (19)	Higher than median (2)
PowerShares Frontier Markets Portfolio	Higher than median (54)	Higher than median (7)	Lower than median (211)	Lower than median (1)
PowerShares MSCI Global Timber Portfolio	Higher than median (18)	Higher than median (1)	Lower than median (3)	Higher than median (1)
PowerShares S&P Global Dividend Opportunities Index Portfolio	Higher than median (7)	Lower than median (2)	Lower than median (35)	Higher than median (4)
PowerShares S&P Global Water Index Portfolio	Higher than median (15)	N/A	Lower than median (29)	Higher than median (1)
PowerShares Solar Portfolio	Higher than median (15)	N/A	Lower than median (29)	Higher than median (4)
PowerShares Zacks International Multi-Asset Income Portfolio	Higher than median (42)	Higher than median (2)	Lower than median (21)	Higher than median (2)

[1]	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.
[2]	The information provided by the Adviser did not include select peer groups for certain Funds. Those Funds have been designated with an “N/A” for not available.

The Trustees considered each Fund’s proposed contractual advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the contractual advisory fee to be charged to each Fund and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the contractual advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

74

Board Considerations Regarding Approval of Investment Advisory Agreement for (continued)

PowerShares China All-Cap Portfolio

PowerShares China Technology Portfolio

PowerShares MSCI Emerging Markets Equal Country Weight Portfolio

PowerShares S&P High Income Infrastructure Portfolio

PowerShares Shipping Portfolio

At a meeting held on December 19, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the funds listed above (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (v) any benefits to be realized by the Adviser from its relationship with each Fund.

The Trustees noted that each Fund was created in connection with the purchase by Invesco Ltd. of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund was structured substantially similar to a corresponding Guggenheim ETF, including the unitary advisory fee, that would be reorganized into the Fund in connection with the Transaction.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

The Trustees also considered information provided by the Adviser regarding the resources that would be added in connection with the Transaction to maintain and enhance the services provided to the Funds and all other PowerShares ETFs.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively managed funds peers. The Trustees noted that the fee data provided by the Adviser included only six passive peer ETFs for PowerShares China Technology Portfolio and PowerShares S&P High Income Infrastructure Portfolio. The Trustees also considered fee and expense data on Adviser-identified selected peers for certain Funds. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation

Effective June 4, 2018, the Trust and the PowerShares Funds became the Invesco ETFs and Invesco PowerShares Capital Management LLC became Invesco Capital Management LLC became Invesco Capital Management LLC.

75

Board Considerations Regarding Approval of Investment Advisory Agreement (continued)

expenses and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its peer groups and select peer group, as applicable, as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)[1]	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)[2]
PowerShares China All-Cap Portfolio	Higher than median (21)	N/A	Lower than median (19)	Higher than median (3)
PowerShares China Technology Portfolio	Higher than median (6)	N/A	Lower than median (6)	Lower than median (2)
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	Higher than median (54)	Higher than median (7)	Lower than median (211)	Higher than median (4)
PowerShares S&P High Income Infrastructure Portfolio	Lower than median (6)	N/A	Lower than median (22)	Lower than median (4)
PowerShares Shipping Portfolio	Higher than median (20)	Higher than median (1)	Lower than median (10)	N/A

[1]	The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated with an “N/A” for not available.
[2]	The information provided by the Adviser did not include select peer groups for certain Funds. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight services to be provided by the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received at its April 2017 meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary advisory fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

76

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-AR-1	invesco.com/us

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended May 31, 2018.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a) through (d)

Fees Billed by PwC to Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the series of the Registrant with a fiscal year end of May 31, 2018 aggregate fees for services rendered to these series as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End May 31, 2018

Audit Fees	$ 123,600
Audit-Related Fees	$ 0
Tax Fees	$ 0
All Other Fees	$ 0
Total Fees	$ 123,600

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last fiscal year as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 662,000
Tax Fees	$ 0
All Other Fees	$ 0
Total Fees	$ 662,000

(1)	Audit-Related Fees for the fiscal year end 2018 include fees billed related to reviewing controls at a service organization.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-

Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and
b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’

Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:      June 26, 2009

Amended:      June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exceptions under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

PwC billed Invesco and Affiliates additional aggregate fees of $2,004,000 for the fiscal year ended May 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $2,666,000 for the fiscal year ended May 31, 2018.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $24 million and non-audit services of approximately $14 million for the fiscal year ended 2018. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board of the Trust (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust II

By: /s/ Daniel E. Draper

Name: Daniel E. Draper
Title: President

Date: August 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daniel E. Draper

Name: Daniel E. Draper
Title: President

Date: August 3, 2018

By: /s/ Steven Hill

Name: Steven Hill
Title: Treasurer

Date: August 3, 2018